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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8817
ING Equity Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2011
Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2011

Classes A, B, C, I, O, and W

Domestic Equity and Income Fund

■  ING Real Estate Fund

Domestic Equity Growth Funds

■  ING Equity Dividend Fund

■  ING Growth Opportunities Fund

■  ING MidCap Opportunities Fund

■  ING SmallCap Opportunities Fund

Domestic Equity Value Fund

■  ING Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	16
Report of Independent Registered Public Accounting Firm	18
Statements of Assets and Liabilities	19
Statements of Operations	23
Statements of Changes in Net Assets	25
Financial Highlights	28
Notes to Financial Statements	33
Summary Portfolios of Investments	48
Advisory Contract Approval Discussion	62
Tax Information	64
Trustee and Officer Information	65

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain of the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Economics vs. Politics

Dear Shareholder,

There is a sense of déjà vu as we take our first steps into summer 2011. At this time last year we were wondering if global economic growth had merely hit a rough patch or if it was running off the road; today we’re asking the same questions. Global growth is the weakest it’s been since the recession ended in June 2009. Factory output around the world has fallen, and stock prices have been sliding. In the United States, consumers have pulled back in reaction to soaring fuel prices, weak job growth and weaker housing. However, the driving forces behind the slowdown suggest it may be temporary.

The tsunami in Japan disrupted supply chains and, therefore, global industrial output. While that disruption dampened backward-looking statistics, forward-looking gauges suggest a rebound is likely. U.S. automakers are poised for a significant acceleration of production this summer, while the latest reading of leading economic indicators suggests growth could resume later this year.

As the Middle East exploded into conflict, the sudden surge in oil prices hurt consumer confidence and dragged down spending. Though gas prices are still higher than they were at the beginning of 2011, they have begun to fall, easing pressures on consumers.

The greatest risk to economic recovery may now be political brinksmanship. In the euro zone, for example, despite extreme weakness in the peripheral economies and little evidence of wage pressures, the European Central Bank (“ECB”) launched a tightening cycle to fight inflation. Meanwhile, negotiations to address the Greek debt crisis are devolving into a stand-off between Germany and the ECB over the role of bondholders. The longer the confrontation drags on, the greater the risk of a Greek default and exit from the euro.

In the U.S., the fight over the country’s medium-term deficit could lead to spending cuts that will impede recovery and job growth while the clash over raising the Federal debt ceiling could force the U.S. into technical default. Moreover, such political uncertainty leaves companies — who are still sitting on massive amounts of cash — uncertain of where to invest at a time when immediate investment and hiring are sorely needed by the economy.

For investors, we believe it’s more important than ever to spread your risks and avoid short-term thinking. Focus on your long-term goals and create a detailed investment plan. Review your portfolio regularly to keep it on track with your plan; discuss any changes thoroughly with your advisor before taking any action.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
June 21, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2011

Investors had plenty to worry about throughout the fiscal year: the strength and sustainability of the U.S. economic recovery, a potentially contagious sovereign debt crisis in the euro zone and imbalances in China, the world’s fastest growing major economy. But in the end, they shrugged off these and two additional crises, serious and unforeseeable, pushing global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) up by 18.63%, a strong rise even in tranquil times. (The MSCI World IndexSM returned 28.07% for the year ended May 31, 2011, measured in U.S. dollars.)

In the U.S., attention seemed fixated on employment and housing. After the recession ended in June 2009, the unemployment rate was locked between 9.4% and 10.1% for 18 months. By May the rate had improved to 9.0%, with new jobs averaging 233,000 in the latest three months. But economists were baffled by the time this had taken and by the labor force participation rate, flat in 2011 at 64.2%, the lowest since March 1984.

In housing, sales of new and existing homes slumped after the expiry of home-buyer tax credits in April 2010. In March, 40% of existing home sales were reported as “distressed”, while February’s rate of new home sales was the weakest since records began in 1962. House prices (based on the S&P/Case-Shiller 20-City Composite Index), had been falling again since October and May ended with the index at its lowest since March 2003.

On the brighter side, the Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. By May, consumer spending had scored nine straight monthly increases and purchasing managers’ indices had registered expansion since January 2010. But gross domestic product (“GDP”) growth dipped to 1.8% in the first quarter of 2011, having accelerated to 3.1% in the previous quarter, casting doubt on whether the economy would reach “take-off velocity” by the time stimulus ended.

Internationally, the euro zone sovereign debt crisis lingered. The bail-outs started in May 2010 with fiscally profligate Greece facing default on its bonds, followed by Ireland in November, its banks laid low by excessive lending on property. Then on April 6, 2011, chronically low-growth Portugal, its government newly toppled, became the next to ask for help. Finally, it was clear, one year on, that Greece had not done enough to have any hope of re-entering normal credit markets in 2012. Restructuring of its existing debt loomed, vehemently resisted by the European Central Bank, now Greece’s biggest creditor.

China, having grown at 10.3% in 2010, displacing Japan as the world’s second largest economy and the U.S. as the world’s biggest manufacturer, wrestled to restrain inflation near 5% and a housing bubble, but also to boost domestic consumption: perhaps a difficult combination. The authorities increased banks’ reserve ratio requirements eight times during our fiscal year, raised interest rates three times and resolved to raise the minimum wage on average by 13% annually through 2015.

In January 2011, popular revolt erupted in North Africa. In short order, dictatorships in Tunisia and Egypt fell, to be replaced by... no one knew exactly what. By May, Libya, a significant oil producer, was effectively in a civil war, with western allies joining the fray on the rebels’ side. From early March the price of oil was parked near $100 per barrel, further threatening global growth.

As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, 2011. Aside from the heavy cost in human life, the disaster caused perhaps $300 billion in local damage, severely disrupting global supplies of electrical and digital components.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 5.84% for the fiscal year. Within the index, government issues and mortgage backed securities returned 4% to 5%, well below the 9.51% from the Barclays Capital Corporate Investment Grade Bond Index. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index added an impressive 18.10% for the fiscal year.

U.S. equities, represented by the S&P 500® Index, including dividends, rose 25.95% for the fiscal year, as average operating earnings per share for S&P 500® companies recorded their sixth straight quarter of annual growth in the first quarter of 2011. The sustainability of historically high profit margins, however, troubled some commentators. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, euro zone angst vied with pessimism about the dollar in a stalling economy, debased through quantitative easing and negatively impacted by another energy crisis. In the end, the U.S. dollar fell 11.99% against the euro for the fiscal year, 10.12% against the pound and 11.89% on the yen, which briefly made a post-war high in anticipation of yen repatriation after the earthquake.

In international markets, the MSCI Japan® Index declined 2.60% for the fiscal year, mostly in the second half, as the aftermath of the earthquake, a return to recession and falling prices took their toll. The MSCI Europe ex UK® Index returned 14.70% for the fiscal year, masking returns for France and Germany well in excess of this while Greek and Irish markets fell. Investors took in stride the first interest rate increase by the European Central Bank since July 2008, as inflation approached 3%. Powered by miners, consumer staples and energy companies, the MSCI UK® Index advanced 19.15% for the fiscal year, defying the prospect of severe public spending cuts intended to reduce an 11% budget deficit, stagnant GDP over the last two quarters and inflation rising to 4.40%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index
A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Growth Index
An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of May 31, 2011 (as a percent of net assets)
Financials	96.5%
Consumer Discretionary	1.5%
Other Assets and Liabilities — Net*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of ING Clarion Real Estate Securities LLC — the Sub-Adviser.(1)

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 30.67% compared to the MSCI U.S. REIT® Index, which returned 29.99%, for the same period.

Portfolio Specifics: The year ended May 31, 2011 was a period characterized by positive total returns in the U.S. real estate securities market, as improving property fundamentals, in conjunction with an improving economic landscape, helped to drive the performance of the Fund. The most recent macro-economic releases in the U.S. show a pause in economic recovery, including the important categories of housing, jobs and spending, and gross domestic product (“GDP”) projections have generally been ratcheted down. The Fund’s cyclical bias during the last twelve months has made a positive contribution to relative gross performance. The improvement in company fundamentals is particularly apparent in more cyclical property types with shorter lease lengths, which can mark rents “to market” more quickly than property types with longer lease lengths.

During the period, investment strategy has focused on shorter lease lengths that we expect to capture an uptick in the U.S. economy. Stock selection was the major contributor to the Fund’s relative performance during the last twelve months led by the strong positive performance of Fund holdings in the office sector as well as the outperformance of companies in the mall sector. Companies with office exposure to central business districts have outperformed in the last twelve months as major central business districts (“CBD”) have shown robust rental growth. We believe that the firming of property fundamentals among financially-oriented CBD office companies paints a more positive picture and perhaps suggests the recent economic slowdown may be a soft patch. Asset allocation decisions contributed to the Fund’s relative performance during the year. The Fund benefited from overweight positions to the outperforming apartment and mall sectors, however this was somewhat offset by the drag on performance from an overweight position to the underperforming hotel sector.

Top Ten Holdings as of May 31, 2011 (as a percent of net assets)
Simon Property Group, Inc.	9.7%
Equity Residential	6.2%
Vornado Realty Trust	5.8%
Boston Properties, Inc.	5.2%
Host Hotels & Resorts, Inc.	4.4%
HCP, Inc.	4.3%
AvalonBay Communities, Inc.	3.9%
Public Storage, Inc.	3.4%
Macerich Co.	3.2%
Prologis	3.2%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: We believe the primary driver of real estate company total return in the next year will be growth in cash flow per share. Although we have seen further yield compression in the quarterly earnings releases of listed property companies, we believe yield compression has likely run its course. Property yields have come charging back over the past two years, aided by accommodative central bank policy that has pushed bond yields to historically low levels. U.S. 10-year Treasury yields have now dipped to the 3.0% range on concerns that the economic rebound is losing steam.

The last twelve months has been a rewarding period for a U.S. real estate securities strategy. We continue to believe total return over the next year will be driven by increased dividend yields and growth in cash flow per share as economic recovery increasingly takes hold. Property companies continue to reflect an economic recovery which appears to remain intact despite a recent soft patch. Improvement in underlying cash flows continues to depend on sector, geography and lease length, which we believe a diversified and well-run portfolio can advantageously capture.

(1)
ING Groep, NV, the indirect parent of both ING Investments, the Investment Adviser to Real Estate and ING Clarion Real Estate Securities, LLC (“Clarion”), the Sub-Adviser to Real Estate, have conditionally agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (the “Transaction”). The completion of the Transaction also resulted in a name change for Clarion to CBRE Clarion Real Estate Securities LLC (“CBRE Clarion”). In anticipation of the Transaction, on June 14, 2011, the Fund’s shareholders approved new sub-advisory agreements between ING Investments and CBRE Clarion on the same terms, compensation structure and portfolio management teams as was in place under the Fund’s previous Sub-Advisory Agreement with Clarion and are effective upon the close of the Transaction. The Transaction closed on July 1, 2011.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year		Since Inception of Class A December 20, 2002		Since Inception of Class B November 20, 2002		Since Inception of Class C January 17, 2003		Since Inception of Class O September 15, 2004		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	23.12%	3.81%	—		12.55%		—		—		—		—
Class B(2)	24.71%	3.93%	—		—		12.41%		—		—		—
Class C(3)	28.72%	4.26%	—		—		—		12.87%		—		—
Class I	31.14%	5.40%	12.50%		—		—		—		—		—
Class O	30.70%	5.04%	—		—		—		—		9.84%		—
Class W	31.07%	—	—		—		—		—		—		7.23%
Excluding Sales Charge:
Class A	30.67%	5.05%	—		13.34%		—		—		—		—
Class B	29.71%	4.25%	—		—		12.41%		—		—		—
Class C	29.72%	4.26%	—		—		—		12.87%		—		—
Class I	31.14%	5.40%	12.50%		—		—		—		—		—
Class O	30.70%	5.04%	—		—		—		—		9.84%		—
Class W	31.07%	—	—		—		—		—		—		7.23%
MSCI U.S. REIT® Index	29.99%	2.70%	11.59	%(9)	12.35	%(4)(9)	12.34	%(5)(9)	12.86	%(6)(9)	8.24	%(7)(9)	3.11	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for index is shown from January 1, 2003.

(5)	Since inception performance for index is shown from December 1, 2002.

(6)	Since inception performance for index is shown from February 1, 2003.

(7)	Since inception performance for index is shown from September 1, 2004.

(8)	Since inception performance for index is shown from January 1, 2008.

(9)	Gross index returns are presented for the index for the 10 year and since inception returns. This return does not include the deduction of witholding taxes.

ING EQUITY DIVIDEND FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of May 31, 2011 (as a percent of net assets)
Financials	25.3%
Health Care	13.6%
Energy	12.8%
Consumer Staples	8.9%
Utilities	8.2%
Consumer Discretionary	7.2%
Industrials	7.1%
Telecommunication Services	6.3%
Information Technology	4.2%
Materials	2.6%
Other Assets and Liabilities — Net*	3.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Equity Dividend Fund (the “Fund” or “Equity Dividend”) seeks growth of capital and current income. The Fund is managed by David Powers, CFA, Robert Kloss and Chris Corapi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 25.07% compared to the Russell 1000® Value Index, which returned 24.23% for the same period.

Portfolio Specifics: The Fund’s outperformance over the fiscal year was due largely to stock selection, though asset allocation also contributed significantly. Strong stock selection within financials was the primary contributor to returns. Not owning Berkshire Hathaway Inc. was beneficial to returns. Berkshire Hathaway underperformed the benchmark for the period; it lost the most ground as its first quarter earnings tumbled 58% on insurance losses. Another financial company that benefited returns during the period was Ameriprise Financial Inc. The company benefited from its strong capital position. It repurchased 6.5 million shares and increased dividend by 5 cents per share. Ameriprise also modestly revised earnings guidance upwards. This benefited the stock price and added to the Fund’s results.

Within energy, owning Arch Coal Inc. was beneficial for returns. The company benefited from higher price margins, as it is exporting more of the high-margin metallurgical coal used in steelmaking to booming markets such as China. Arch’s profits surged near the middle of last year following dismal shipping volumes in 2009. The company also raised guidance on fiscal year 2011 earnings, which further boosted the stock.

Another company that was favorable for returns was Groupe Aeroplan Inc., within the media and telecommunications sector. This company runs customer loyalty programs in the United States and Canada, and benefited from the economic recovery. The Fund bought Groupe Aeroplan when the stock had lost some ground due to concerns about the economic outlook for Europe, believing that the company had attractive free cash flow. It has since done well, adding to returns as the concerns about Europe faded.

Top Ten Holdings as of May 31, 2011* (as a percent of net assets)
Chevron Corp.	4.5%
Pfizer, Inc.	4.3%
General Electric Co.	4.1%
JPMorgan Chase & Co.	3.6%
Merck & Co., Inc.	3.4%
Procter & Gamble Co.	3.2%
ExxonMobil Corp.	2.7%
ConocoPhillips	2.7%
Verizon Communications, Inc.	2.6%
Johnson & Johnson	2.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

A position in AllianceBernstein Holding L.P. was unfavorable for returns. The stock price declined due to asset losses at the investment management company. The Fund continues to hold the stock as we believe AllianceBernstein has an attractive valuation and the worst is behind it. Owning regional banks such as BB&T Corp. and Bank of Hawaii Corp. was unfavorable for returns, as these stocks fell due to the perceived weakening in the macroeconomic outlook. Bank stocks are viewed as more economically sensitive and therefore generally underperformed the broader equity market. The Fund continues to hold these stocks as we believe that they have attractive valuations and dividend yields.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving dividend yields, powerful competitive positions, robust end-markets or superior capital allocation opportunities. We believe each stock in the Fund possesses an attractive valuation and dividend as well as a clear catalyst to improve it. As global growth concerns weigh on the markets, we remain convinced that investing in what we believe are quality-oriented, high-dividend-paying companies at attractive prices will continue to be beneficial.

*	Effective May 1, 2011, Chris Corapi was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EQUITY DIVIDEND FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	Since Inception of Class A December 18, 2007		Since Inception of Class B February 20, 2008		Since Inception of Class C February 19, 2008		Since Inception of Class I March 31, 2010		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	17.88%	1.81%		—		—		—		—
Class B(2)	19.01%	—		4.22%		—		—		—
Class C(3)	22.98%	—		—		5.40%
Class I	25.22%	—		—		—		16.05%		—
Class W	25.25%	—		—		—		—		23.38%
Excluding Sales Charge:
Class A	25.07%	3.57%		—		—		—		—
Class B	24.01%	—		5.05%		—		—		—
Class C	23.98%	—		—		5.40%
Class I	25.22%	—		—		—		16.05%		—
Class W	25.25%	—		—		—		—		23.38%
Russell 1000® Value Index	24.23%	(1.67	)%(4)	0.81	%(5)	0.81	%(5)	14.38	%(6)	23.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity Dividend Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for index is shown from January 1, 2008.

(5)	Since inception performance for index is shown from March 1, 2008.

(6)	Since inception performance for index is shown from April 1, 2010.

ING GROWTH OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of May 31, 2011 (as a percent of net assets)
Information Technology	30.6%
Consumer Discretionary	14.4%
Industrials	12.6%
Health Care	11.8%
Energy	10.8%
Consumer Staples	9.2%
Materials	5.0%
Financials	4.5%
Other Assets and Liabilities — Net*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the “Fund” or “Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi and Chris Corapi, Portfolio Managers of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 32.86% compared to the Russell 3000® Growth Index and the Russell 1000® Index, which returned 30.02% and 26.81%, respectively, for the same period.

Portfolio Specifics: The Fund’s outperformance for the reporting period was driven by strong, broad-based stock selection. Strong selection was most evident in the consumer discretionary, consumer staples and healthcare sectors. By contrast, stock selection in materials, utilities and industrials detracted from the result.

Priceline.com, Inc., National Oilwell Varco, Inc. and Herbalife Ltd. were among the top-performing stocks in the Fund during the period. Priceline.com outperformed as continued strong results from their European division, Booking.com improved operating results. National Oilwell Varco, an offshore driller whose stock is largely tied to the price of crude oil, rose as crude prices rebounded. Herbalife, a purveyor of dietary supplements aimed at weight loss, has benefitted from the cyclical recovery in the global economy and a strong rebound in revenue.

Top Ten Holdings as of May 31, 2011 (as a percent of net assets)
ExxonMobil Corp.	6.2%
Apple, Inc.	5.6%
Philip Morris International, Inc.	2.9%
Microsoft Corp.	2.8%
Oracle Corp.	2.7%
Qualcomm, Inc.	2.7%
Johnson & Johnson	2.6%
McDonald’s Corp.	2.6%
DIRECTV	2.5%
Danaher Corp.	2.3%
Portfolio holdings are subject to change daily.

Marvell Technology Group Ltd., Microsoft Corp. and Google, Inc. were among the bottom-performing stocks in the Fund during the period. Marvell stock underperformed after it provided a weak outlook for its April quarter due to a weaker product mix and a transition in the inventory management model at key customer Research-in-Motion. We view the weakness related to the inventory model transition as temporary in nature, and still see upside potential to revenue and earnings expectations for 2011 and 2012; we therefore added to the position. Microsoft shares underperformed as investors became worried about the possibility of rival devices such as Apple’s iPad taking market share from the PC software maker.

Current Strategy & Outlook: Softening economic data have provided the impetus for a slight pullback in the market. Despite signals of slowing economic conditions we continue to believe that there is ample opportunity to purchase companies that exhibit higher growth rates. We have increased our exposure to large capitalization companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GROWTH OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class I January 8, 2002
Including Sales Charge:
Class A(1)	25.19%	3.25%	(0.81)%	—
Class B(2)	26.97%	3.45%	(0.87)%	—
Class C(3)	31.01%	3.80%	(0.87)%	—
Class I	33.24%	4.89%	—	2.02%
Class W	32.77%	4.72%	0.05%	—
Excluding Sales Charge:
Class A	32.86%	4.48%	(0.22)%	—
Class B	31.97%	3.80%	(0.87)%	—
Class C	32.01%	3.80%	(0.87)%	—
Class I	33.24%	4.89%	—	2.02%
Class W	32.77%	4.72%	0.05%	—
Russell 3000® Growth Index	30.02%	5.60%	2.38%	3.58	%(4)
Russell 1000® Index	26.81%	3.69%	3.16%	4.27	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for indices is shown from January 1, 2002.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009. Prior to October 1, 2000 the Fund was managed by a different sub-adviser. The Fund was directly managed by ING Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

ING MIDCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of May 31, 2011 (as a percent of net assets)
Information Technology	22.6%
Consumer Discretionary	18.4%
Industrials	14.6%
Health Care	13.3%
Financials	9.3%
Materials	7.0%
Energy	6.3%
Consumer Staples	5.8%
Telecommunication Services	1.2%
Other Assets and Liabilities — Net*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund” or “MidCap Opportunities”) seeks long term capital appreciation. The Fund is managed by Jeff Bianchi and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 38.62% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 36.31% and 32.59%, respectively, for the same period.

Portfolio Specifics: The Fund’s outperformance for the period was driven by broad-based, strong stock selection. Positive stock selection was most pronounced in the industrials, healthcare, energy and consumer staples sectors. On the contrary, weak selection in the financial and information technology sectors tempered the gains. Priceline.com, Inc., Herbalife Ltd. and Valeant Pharmaceuticals International, Inc. were among the top-performing stocks in the Fund during the year. Priceline.com outperformed as strong earnings, fueled by their European division Booking.com, helped to revalue the stock. Herbalife outperformed as big earnings surprises led to the company being revalued higher. Valeant Pharmaceuticals outperformed after the acquisition of Biovale and the realization of significant earnings accretion.

Top Ten Holdings as of May 31, 2011* (as a percent of net assets)
Coach, Inc.	2.4%
Bed Bath & Beyond, Inc.	2.1%
Laboratory Corp. of America Holdings	2.0%
NetApp, Inc.	2.0%
Citrix Systems, Inc.	2.0%
Ecolab, Inc.	2.0%
Agilent Technologies, Inc.	1.9%
Sigma-Aldrich Corp.	1.8%
BMC Software, Inc.	1.8%
Ross Stores, Inc.	1.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

WMS Industries, Inc., Marvell Technology Group Ltd. and Digital Realty Trust, Inc. were among the most underperforming stocks in the Fund’s portfolio. WMS underperformed after weakening demand for its once wildly popular Wizard of Oz game, coupled with increased competition and slowing pro-gambling legislation, put downward pressure on the stock price. Digital Realty Trust, a real estate investment trust, underperformed in the fourth quarter of 2010 as concerns surrounding lower than expected 2011 earnings spooked investors.

Current Strategy & Outlook: Markets have continued to be dominated by headline risk, highlighted by political unrest in the Middle East and North Africa region; resurging European debt issues and softening economic data in the United States have all put downward pressure on markets of late. However, despite these occurrences, we believe that corporate America remains in solid shape, balance sheets of many companies are pristine and many companies have been handily beating Wall Street expectations. Going forward, we will remain selective as to the investment opportunities that may present themselves. We continue to focus on fundamental stock selection. As always, we will continuously seek companies that we believe exhibit strong relative business momentum and market recognition at appropriate prices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	30.66%	9.01%	4.83%	—		—
Class B(2)	32.64%	9.22%	4.69%	—		—
Class C(3)	36.72%	9.51%	4.69%	—		—
Class I	39.34%	10.82%	5.91%	—		—
Class O	38.72%	—	—	9.06%		—
Class W	39.03%	—	—	—		34.48%
Excluding Sales Charge:
Class A	38.62%	10.32%	5.45%	—		—
Class B	37.64%	9.50%	4.69%	—		—
Class C	37.72%	9.51%	4.69%	—		—
Class I	39.34%	10.82%	5.91%	—		—
Class O	38.72%	—	—	9.06%		—
Class W	39.03%	—	—	—		34.48%
Russell Midcap® Growth Index	36.31%	6.54%	5.70%	4.47	%(4)	33.19%
Russell Midcap® Index	32.59%	5.77%	7.71%	4.28	%(4)	33.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for indices is shown from June 1, 2008.

ING SMALLCAP OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of May 31, 2011 (as a percent of net assets)
Information Technology	25.9%
Health Care	18.2%
Industrials	17.8%
Consumer Discretionary	16.2%
Financials	8.3%
Energy	4.6%
Materials	3.4%
Consumer Staples	2.0%
Telecommunication Services	1.0%
Utilities	0.8%
Other Assets and Liabilities — Net*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 35.64% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 36.79% and 29.75%, respectively, for the same period.

Portfolio Specifics: The rally in the latter half of 2010 was driven by the U.S. Federal Reserve’s announcement of a second round of quantitative easing, which resulted in a more speculative market environment. As a result, the stocks most sensitive to market risk (higher beta) outperformed less sensitive (lower beta) stocks by a significant margin. Higher beta stocks continued to lead the market rally in 2011 as faster growing companies beat the slowest growing companies. The market declined in May and we saw a rotation away from high beta stocks as higher quality and larger small-cap stocks led the market. This higher beta, higher momentum market environment was challenging for active managers.

Stock selection within technology coupled with our underweight in the sector detracted from results. Returns were held back by stock selection within communications equipment and semiconductors and semiconductor equipment and our underweight in internet software and services. Selection and allocation within materials also detracted from performance, particularly in the chemicals and metals and mining subsectors. Selection within telecommunications services also detracted.

Stock selection within healthcare, energy and consumer staples contributed the most to performance over the period. Notable outperformance within healthcare was due to strong stock selection within health care equipment and supplies, biotechnology and health care providers and services. Energy benefited from stock selection within oil, gas and consumable fuels. Stock selection within food products contributed to performance within the consumer staples sector.

OfficeMax, Inc. and MedAssets, Inc. were the two largest detractors from performance over the period. OfficeMax distributes business-to-business and retail office products. The stock underperformed after management lowered guidance for the upcoming quarter and year more than investors had expected, and the ambiguity with which the new guidance was communicated. We continue to hold the stock, as we believe this guidance will prove to be conservative. We believe that as the economy improves OfficeMax will be able to gain further traction in its turnaround, which will lead to higher margins and earnings that exceed investors’ expectations.

MedAssets is a healthcare information technology company that services hospitals and health systems. MedAssets currently serves more than 180 health systems, 4,000 hospitals and 90,000 non-acute healthcare providers. Poor performance during the period was due to the fact that the company announced an acquisition of Broadlane Group and took on additional debt to fund it. Also, during 3rd Quarter 2010 results, the company provided disappointing revenue guidance in its revenue cycle management unit. We continue to hold a position in the company because we believe it holds a dominant presence in the hospital industry and because we believe in management’s ability to successfully execute on the Broadlane acquisition.

Top Ten Holdings as of May 31, 2011* (as a percent of net assets)
Healthsouth Corp.	1.3%
Parametric Technology Corp.	1.3%
Genesee & Wyoming, Inc.	1.2%
Acuity Brands, Inc.	1.2%
Chemed Corp.	1.1%
Watsco, Inc.	1.1%
Concur Technologies, Inc.	1.1%
Ezcorp, Inc.	1.1%
Woodward Governor Co.	1.1%
Taleo Corp.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Informatica Corp. and IMAX Corp. contributed significantly to performance over the period. Informatica provides enterprise data integration and data quality software and services. The company has reported very good quarters recently and has raised its outlook for 2011 as well as issuing sales and earnings guidance that showed continued strong growth in the business. What’s more, Informatica is often thought of as a potential acquisition target and the recent increase in mergers and acquisition activity has driven the shares higher.

IMAX is a theater company that specializes in large screens with the latest technology. The stock sold off as investors believed that competition would hurt the company’s operations. The stock recovered, however, as investors realized IMAX’s business was not going to be harmed in the near to intermediate term, as the company achieved better than expected earnings in 3rd Quarter 2010 and it became evident that IMAX’s pipeline to open new theaters was growing substantially.

Current Strategy & Outlook: We continue to believe that the economy will improve slowly and that this environment will favor quality companies, as investors focus on fundamentals. The Fund’s positioning has not changed significantly. We are still somewhat cautious about possible inflationary pressures and continue to assess the potential impact that inflation may have on the performance of companies and valuations.

As the Fund has, in our opinion, a higher quality bias, and we remain focused on companies that have what we believe are strong managements, strong balance sheets and good cash flow generation capabilities, we believe that we are well positioned for this market environment. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. We continue to take advantage of the volatility in the market to invest in what we believe are quality companies that are attractively valued.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	10 Year	Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	27.85%	6.39%	0.61%	—
Class B(2)	29.64%	6.53%	0.47%	—
Class C(3)	33.63%	6.85%	0.48%	—
Class I	36.27%	8.16%	1.59%	—
Class W	35.99%	—	—	8.14%
Excluding Sales Charge:
Class A	35.64%	7.66%	1.21%	—
Class B	34.64%	6.84%	0.47%	—
Class C	34.63%	6.85%	0.48%	—
Class I	36.27%	8.16%	1.59%	—
Class W	35.99%	—	—	8.14%
Russell 2000® Growth Index	36.79%	6.26%	5.14%	5.06	%(4)
Russell 2000® Index	29.75%	4.70%	6.88%	4.47	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for indices is shown from January 1, 2008.

ING VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of May 31, 2011 (as a percent of net assets)
Materials	20.5%
Utilities	12.3%
Energy	10.7%
Information Technology	10.1%
Health Care	9.0%
Industrials	5.5%
Consumer Staples	5.4%
Financials	4.2%
Telecommunication Services	3.7%
Consumer Discretionary	2.7%
Other Assets and Liabilities — Net*	15.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

The ING Value Choice Fund (the “Fund” or “Value Choice”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer, Executive Managing Director and Co-President of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the one year period ended May 31, 2011, the Fund’s Class A shares, excluding sales charges, provided a total return of 25.37% compared to the Russell 3000® Value Index and the Russell Midcap® Index, which returned 24.11% and 32.59%, respectively, for the same period.

Portfolio Specifics: Much of the Fund’s relative outperformance versus the Russell 3000® Value Index for the period was due to its investments in the financial services and energy sectors. The Fund’s return in the period was impaired most on a relative basis by its investments in the utilities and technology sectors, as well as cash levels maintained throughout the period. The Fund maintains a relative overweight in the materials sector and relative underweight in the financial services sector.

Rising oil prices have caused a reevaluation of the enormous worth inherent in companies which drill, produce, refine and distribute this important commodity. Accordingly, the Fund has seen trims and total sales of oil companies on significant price appreciation. Natural gas companies also performed quite well, despite a relatively flat gas price. Sentiment toward the role of abundantly available natural gas in the global energy matrix has turned more favorable in light of increased instability in oil producing countries. Further, the speed with which both oil and natural gas facilities can come online to serve demand compares favorably to the increasingly long lead-time for nuclear power, a difference which is growing more impactful in fulfilling energy needs. U.S. petroleum refiner and marketer Tesoro Corp. was the top contributor to performance during the period.

In the materials & processing sector, Lihir Gold Ltd. ADR, boosted by its recent acquisition by Newcrest Mining Ltd., was the second best contributor to Fund performance. After the merger, all Lihir shares were converted into Newcrest shares.

Top Ten Holdings as of May 31, 2011* (as a percent of net assets)
Eli Lilly & Co.	5.2%
Newmont Mining Corp.	5.0%
Exelon Corp.	4.1%
Microsoft Corp.	4.1%
Kinross Gold Corp.	3.9%
Cameco Corp.	3.9%
Barrick Gold Corp.	3.6%
Wal-Mart Stores, Inc.	3.0%
Polyus Gold OJSC ADR	2.7%
Best Buy Co., Inc.	2.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
However, another materials & processing sector name, gold producer Kinross Gold Corp., was the top detractor from performance in the Fund. Kinross launched a proposal to acquire Red Back Mining, another Canadian-based gold producer with projects in Ghana and Mauritania. We continue to like the company and increased our position over the course of the period. Utility sector position Federal Hydrogenerating Co. ADR was also among the largest detractors from performance. The company owns and operates hydroelectric generating plants in Russia.

Current Strategy & Outlook: The world seems to be experiencing a particularly trying time as of late, with natural disasters, political unrest and economic disruptions weighing heavily on the minds of investors. It is easy to retreat into dour pessimism in such an atmosphere, and indeed, it isn’t difficult to find commentators who proclaim doom. Many markets produced positive returns for the quarter, however, and it is not difficult to find optimistic pundits who firmly trust that we have passed through the worst of our challenges. The effort of investors to navigate through these polarizing sentiments goes a long way toward explaining the volatility in the markets during the first quarter. We believe excellent businesses which produce real wealth can provide investors with a sensible vehicle to chart a course through the ambiguity of the future. Though we are convinced that several elements currently propping up markets are unsustainable, we believe it’s impossible to tell exactly how long such irrationality will hold sway. Knowing that the future is unknowable, we seek out what we believe are extraordinary discounts on world-class companies, as we’re persuaded that such an approach is the best way to protect client investments through a wide variety of outcomes.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended May 31, 2011
	1 Year	5 Year	Since Inception of Class A and B February 1, 2005		Since Inception of Class C February 7, 2005		Since Inception of Class I September 15, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	18.19%	8.44%	11.93%		—		—		—		—
Class B(2)	19.40%	8.63%	12.16%		—		—		—		—
Class C(3)	23.48%	8.92%	—		12.30%		—		—		—
Class I	25.72%	10.05%	—		—		12.58%		—		—
Class O	25.37%	—	—		—		—		9.38%		—
Class W	25.63%	—	—		—		—		—		8.49%
Excluding Sales Charge:
Class A	25.37%	9.73%	12.98%		—		—		—		—
Class B	24.40%	8.91%	12.16%		—		—		—		—
Class C	24.48%	8.92%	—		12.30%		—		—		—
Class I	25.72%	10.05%	—		—		12.58%		—		—
Class O	25.37%	—	—		—		—		9.38%		—
Class W	25.63%	—	—		—		—		—		8.49%
Russell 3000® Value Index	24.11%	1.80%	3.78	%(4)	3.78	%(4)	3.06	%(5)	(0.03	)%(6)	(1.24	)%(7)
Russell Midcap® Index	32.59%	5.77%	7.72	%(4)	7.72	%(4)	6.52	%(5)	4.28	%(6)	3.88	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Since inception performance for indices is shown from February 1, 2005.

(5)	Since inception performance for indices is shown from September 1, 2005.

(6)	Since inception performance for the indices is shown from June 1, 2008.

(7)	Since inception performance for indices is shown from January 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*
ING Real Estate Fund
Class A	$1,000.00	$1,191.80	1.22%	$6.67	$1,000.00	$1,018.85	1.22%	$6.14
Class B	1,000.00	1,187.30	1.97	10.74	1,000.00	1,015.11	1.97	9.90
Class C	1,000.00	1,187.70	1.97	10.74	1,000.00	1,015.11	1.97	9.90
Class I	1,000.00	1,195.10	0.87	4.76	1,000.00	1,020.59	0.87	4.38
Class O	1,000.00	1,192.10	1.22	6.67	1,000.00	1,018.85	1.22	6.14
Class W	1,000.00	1,193.60	0.97	5.30	1,000.00	1,020.09	0.97	4.89
ING Equity Dividend Fund
Class A	1,000.00	1,152.60	1.14	6.12	1,000.00	1,019.25	1.14	5.74
Class B	1,000.00	1,148.10	1.89	10.12	1,000.00	1,015.51	1.89	9.50
Class C	1,000.00	1,148.20	1.89	10.12	1,000.00	1,015.51	1.89	9.50
Class I	1,000.00	1,154.30	0.82	4.40	1,000.00	1,020.84	0.82	4.13
Class W	1,000.00	1,154.40	0.89	4.78	1,000.00	1,020.49	0.89	4.48

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2011*
ING Growth Opportunities Fund
Class A	$1,000.00	$1,161.70	1.35%	$7.28	$1,000.00	$1,018.20	1.35%	$6.79
Class B	1,000.00	1,157.90	2.00	10.76	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,157.80	2.00	10.76	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,163.40	1.00	5.39	1,000.00	1,019.95	1.00	5.04
Class W	1,000.00	1,163.90	1.00	5.39	1,000.00	1,019.95	1.00	5.04
ING MidCap Opportunities Fund
Class A	1,000.00	1,185.60	1.34	7.30	1,000.00	1,018.25	1.34	6.74
Class B	1,000.00	1,181.00	2.09	11.36	1,000.00	1,014.51	2.09	10.50
Class C	1,000.00	1,181.40	2.09	11.37	1,000.00	1,014.51	2.09	10.50
Class I	1,000.00	1,188.10	0.90	4.91	1,000.00	1,020.44	0.90	4.53
Class O	1,000.00	1,186.10	1.34	7.30	1,000.00	1,018.25	1.34	6.74
Class W	1,000.00	1,187.40	1.09	5.94	1,000.00	1,019.50	1.09	5.49
ING SmallCap Opportunities Fund
Class A	1,000.00	1,190.00	1.50	8.19	1,000.00	1,017.45	1.50	7.54
Class B	1,000.00	1,185.50	2.25	12.26	1,000.00	1,013.71	2.25	11.30
Class C	1,000.00	1,185.60	2.25	12.26	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,192.60	1.08	5.90	1,000.00	1,019.55	1.08	5.44
Class W	1,000.00	1,191.60	1.25	6.83	1,000.00	1,018.70	1.25	6.29
ING Value Choice Fund
Class A	1,000.00	1,088.10	1.40	7.29	1,000.00	1,017.95	1.40	7.04
Class B	1,000.00	1,084.10	2.15	11.17	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,084.40	2.15	11.17	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,089.70	1.14	5.94	1,000.00	1,019.25	1.14	5.74
Class O	1,000.00	1,088.70	1.40	7.29	1,000.00	1,017.95	1.40	7.04
Class W	1,000.00	1,090.00	1.15	5.99	1,000.00	1,019.20	1.15	5.79

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Real Estate Fund, ING Equity Dividend Fund, ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of May 31, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 26, 2011

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2011

	ING Real Estate Fund	ING Equity Dividend Fund	ING Growth Opportunities Fund
ASSETS:
Investments in securities at value+*	$773,990,030	$113,518,922	$75,134,155
Short-term investments at value**	10,356,805	4,362,000	1,588,381
Cash	—	423	1,113
Receivables:
Investment securities sold	—	—	2,140
Fund shares sold	5,992,589	459,727	78,835
Dividends and interest	713,307	369,695	140,342
Prepaid expenses	27,763	30,434	23,825
Reimbursement due from manager	—	8,659	2,717
Total assets	791,080,494	118,749,860	76,971,508

LIABILITIES:
Payable for investment securities purchased	—	676,796	—
Payable for fund shares redeemed	503,950	—	61,694
Payable upon receipt of securities loaned	—	—	736,144
Payable to affiliates	568,033	83,733	87,661
Payable for trustee fees	3,240	432	356
Other accrued expenses and liabilities	225,561	25,312	105,998
Total liabilities	1,300,784	786,273	991,853
NET ASSETS	$789,779,710	$117,963,587	$75,979,655

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$648,732,430	$98,507,969	$82,985,593
Undistributed (distributions in excess of) net investment income	(623,636)	429,572	113,004
Accumulated net realized gain (loss)	(186,392,870)	2,846,578	(23,481,975)
Net unrealized appreciation	328,063,786	16,179,468	16,363,033
NET ASSETS	$789,779,710	$117,963,587	$75,979,655
____________________
+ Including securities loaned at value	$—	$—	$720,797
* Cost of investments in securities	$445,926,244	$97,339,547	$58,732,359
** Cost of short-term investments	$10,356,805	$4,362,000	$1,627,144

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2011 (CONTINUED)

	ING Real Estate Fund	ING Equity Dividend Fund	ING Growth Opportunities Fund
Class A:
Net assets	$152,777,363	$11,330,750	$44,527,882
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	10,028,243	1,085,426	1,918,399
Net asset value and redemption price per share	$15.23	$10.44	$23.21
Maximum offering price per share (5.75%)(1)	$16.16	$11.08	$24.63

Class B:
Net assets	$1,403,557	$295,415	$6,782,781
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	91,830	28,394	313,546
Net asset value, redemption price per share and maximum offering price per share(2)	$15.28	$10.40	$21.63

Class C:
Net assets	$14,015,786	$3,696,874	$16,849,508
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	880,407	354,434	781,196
Net asset value, redemption price per share and maximum offering price per share(2)	$15.92	$10.43	$21.57

Class I:
Net assets	$551,629,684	$102,576,703	$6,710,900
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	33,830,581	9,367,091	273,115
Net asset value, redemption price per share and maximum offering price per share	$16.31	$10.95	$24.57

Class O:
Net assets	$35,419,113	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.01	n/a	n/a
Shares outstanding	2,328,369	n/a	n/a
Net asset value, redemption price per share and maximum offering price per share	$15.21	n/a	n/a

Class W:
Net assets	$34,534,207	$63,845	$1,108,584
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	1,894,535	5,842	45,903
Net asset value, redemption price per share and maximum offering price per share	$18.23	$10.93	$24.15
____________________
(1) Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2011

	ING MidCap Opportunities Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
ASSETS:
Investments in securities at value+*	$570,356,453	$136,747,868	$873,165,341
Short-term investments at value**	59,386,131	7,174,512	173,738,300
Short-term investments at amortized cost	—	1,829,000	—
Cash	35	27,561	—
Receivables:
Investment securities sold	1,464,028	1,460,137	—
Fund shares sold	3,789,618	141,806	3,372,537
Dividends and interest	401,160	51,894	3,190,946
Prepaid expenses	43,016	24,218	75,511
Reimbursement due from manager	6,690	3,870	—
Total assets	635,447,131	147,460,866	1,053,542,635
LIABILITIES:
Payable for investment securities purchased	5,712,225	43,427	—
Payable for fund shares redeemed	446,615	647,201	5,270,672
Payable upon receipt of securities loaned	49,131,983	7,247,096	7,841,460
Payable to affiliates	570,021	159,527	1,195,418
Payable for trustee fees	1,891	612	3,982
Other accrued expenses and liabilities	340,146	121,321	338,439
Total liabilities	56,202,881	8,219,184	14,649,971
NET ASSETS	$579,244,250	$139,241,682	$1,038,892,664
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$473,983,026	$134,888,537	$879,727,993
Undistributed net investment income	21,489	—	2,941,396
Accumulated net realized gain (loss)	(3,972,074)	(22,208,147)	45,867,988
Net unrealized appreciation	109,211,809	26,561,292	110,355,287
NET ASSETS	$579,244,250	$139,241,682	$1,038,892,664
____________________
+ Including securities loaned at value	$48,018,312	$7,053,406	$7,653,304
* Cost of investments in securities	$461,000,752	$110,113,992	$762,697,520
** Cost of short-term investments	$59,529,983	$7,247,096	$173,850,834

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2011 (CONTINUED)

	ING MidCap Opportunities Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
Class A:
Net assets	$288,382,551	$81,525,578	$579,340,909
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	13,638,485	1,928,183	31,895,039
Net asset value and redemption price per share	$21.14	$42.28	$18.16
Maximum offering price per share (5.75%)(1)	$22.43	$44.86	$19.27

Class B:
Net assets	$9,998,583	$2,576,913	$20,632,045
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	524,775	69,646	1,145,966
Net asset value, redemption price per share and maximum offering price per share(2)	$19.05	$37.00	$18.00

Class C:
Net assets	$84,997,409	$25,210,319	$207,375,529
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	4,485,847	682,707	11,585,301
Net asset value, redemption price per share and maximum offering price per share(2)	$18.95	$36.93	$17.90

Class I:
Net assets	$123,898,377	$28,812,869	$160,783,459
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	5,525,457	652,684	8,775,801
Net asset value, redemption price per share and maximum offering price per share	$22.42	$44.15	$18.32

Class O:
Net assets	$45,434,247	n/a	$7,205,144
Shares authorized	unlimited	n/a	unlimited
Par value	$0.01	n/a	$0.01
Shares outstanding	2,153,761	n/a	398,805
Net asset value, redemption price per share and maximum offering price per share	$21.10	n/a	$18.07

Class W:
Net assets	$26,533,083	$1,116,003	$63,555,578
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	1,186,209	25,419	3,229,612
Net asset value, redemption price per share and maximum offering price per share	$22.37	$43.91	$19.68

____________________
(1) Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2011

	ING Real Estate Fund	ING Equity Dividend Fund	ING Growth Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$12,517,167	$2,873,802	$1,206,096
Securities lending income, net	—	—	4,404
Total investment income	12,517,167	2,873,802	1,210,500

EXPENSES:
Investment management fees	4,536,014	561,518	534,446
Distribution and service fees:
Class A	321,066	25,599	142,137
Class B	14,893	2,806	81,548
Class C	95,299	19,271	156,479
Class O	77,406	—	—
Transfer agent fees:
Class A	133,104	6,952	131,076
Class B	1,497	172	26,196
Class C	10,192	1,376	50,458
Class I	29,049	828	3,443
Class O	32,011	—	—
Class W	19,803	—	2,512
Administrative service fees	647,995	86,387	71,259
Shareholder reporting expense	39,606	10,570	14,506
Registration fees	97,196	63,320	62,104
Professional fees	68,820	18,039	16,364
Custody and accounting expense	65,830	12,305	10,083
Trustee fees	17,032	2,311	3,246
Miscellaneous expense	36,745	7,284	8,533
Interest expense	119	43	—
Total expenses	6,243,677	818,781	1,314,390
Net recouped (waived and reimbursed) fees	112,196	(51,392)	(221,058)
Net expenses	6,355,873	767,389	1,093,332
Net investment income	6,161,294	2,106,413	117,168

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	45,012,832	3,382,888	10,510,127
Foreign currency related transactions	—	4,227	494
Capital gain distributions from affiliated underlying funds	—	445	192
Capital gain distributions from underlying funds	87	24	—
Net realized gain	45,012,919	3,387,584	10,510,813
Net change in unrealized appreciation or depreciation on:
Investments	128,296,179	15,895,257	9,430,031
Foreign currency related transactions	—	77	1,251
Net change in unrealized appreciation or depreciation	128,296,179	15,895,334	9,431,282
Net realized and unrealized gain	173,309,098	19,282,918	19,942,095
Increase in net assets resulting from operations	$179,470,392	$21,389,331	$20,059,263
____________________
* Foreign taxes withheld	$31,374	$32,350	$—
(1) Dividends from affiliates	$10,357	$4,201	$809

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2011

	ING MidCap Opportunities Fund	ING SmallCap Opportunities Fund	ING Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,410,996	$822,354	$12,659,748
Interest	162	1,699	1,545,566
Securities lending income, net	37,075	44,116	69,141
Total investment income	5,448,233	868,169	14,274,455

EXPENSES:
Investment management fees	2,836,052	1,100,761	7,166,787
Distribution and service fees:
Class A	499,026	204,334	1,185,642
Class B	120,120	29,136	241,243
Class C	649,547	221,699	1,590,177
Class O	96,845	—	13,195
Transfer agent fees:
Class A	387,724	163,876	696,824
Class B	24,404	5,992	37,233
Class C	127,754	44,452	233,253
Class I	12,378	3,830	60,455
Class O	76,919	—	7,771
Class W	31,992	1,479	79,903
Administrative service fees	378,138	122,306	796,303
Shareholder reporting expense	93,969	36,342	107,203
Registration fees	84,292	71,978	132,130
Professional fees	63,461	14,411	100,724
Custody and accounting expense	54,590	20,061	86,185
Trustee fees	8,123	5,555	22,270
Miscellaneous expense	24,084	7,367	36,850
Interest expense	280	—	108
Total expenses	5,569,698	2,053,579	12,594,256
Net waived and reimbursed fees	(156,866)	(93,282)	(412,521)
Brokerage commission recapture	—	—	(86,576)
Net expenses	5,412,832	1,960,297	12,095,159
Net investment income (loss)	35,401	(1,092,128)	2,179,296

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	49,634,865	24,761,874	100,802,140
Foreign currency related transactions	—	—	501
Capital gain distributions from affiliated underlying funds	1,653	780	23,989
Capital gain distributions from underlying funds	33	—	1,049
Net realized gain	49,636,551	24,762,654	100,827,679
Net change in unrealized appreciation or depreciation on:
Investments	72,380,980	14,313,582	61,886,243
Foreign currency related transactions	72	—	—
Net change in unrealized appreciation or depreciation	72,381,052	14,313,582	61,886,243
Net realized and unrealized gain	122,017,603	39,076,236	162,713,922
Increase in net assets resulting from operations	$122,053,004	$37,984,108	$164,893,218
____________________
* Foreign taxes withheld	$19,512	$410	$542,931
(1) Dividends from affiliates	$5,344	$2,064	$91,411

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING Equity Dividend Fund
	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2011	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income	$6,161,294	$10,885,761	$2,106,413	$137,967
Net realized gain	45,012,919	25,285,952	3,387,584	1,231,827
Net change in unrealized appreciation or depreciation	128,296,179	183,264,259	15,895,334	172,949
Increase in net assets resulting from operations	179,470,392	219,435,972	21,389,331	1,542,743

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,663,526)	(1,784,716)	(192,529)	(117,707)
Class B	(20,303)	(24,730)	(3,683)	(2,277)
Class C	(114,072)	(73,469)	(25,030)	(12,896)
Class I	(10,247,998)	(8,335,780)	(1,468,753)	(5)
Class O	(640,874)	(526,652)	—	—
Class Q(1)	—	(11)	—	—
Class W	(336,486)	(79,807)	(83)	(66)
Net realized gains:
Class A	—	—	(19,443)	—
Class B	—	—	(624)	—
Class C	—	—	(3,531)	—
Class I	—	—	(187,204)	—
Class W	—	—	(8)	—
Return of capital:
Class A	—	(920,356)	—	—
Class B	—	(19,764)	—	—
Class C	—	(56,281)	—	—
Class I	—	(4,275,891)	—	—
Class O	—	(274,680)	—	—
Class W	—	(19,113)	—	—
Total distributions	(14,023,259)	(16,391,250)	(1,900,888)	(132,951)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	272,655,598	135,302,503	103,025,777	1,208,577
Reinvestment of distributions	5,968,100	6,404,336	1,753,126	27,726
	278,623,698	141,706,839	104,778,903	1,236,303
Cost of shares redeemed	(214,042,671)	(182,930,713)	(14,560,063)	(1,002,340)
Net increase (decrease) in net assets resulting from capital share transactions	64,581,027	(41,223,874)	90,218,840	233,963
Net increase in net assets	230,028,160	161,820,848	109,707,283	1,643,755

NET ASSETS:
Beginning of year	559,751,550	397,930,702	8,256,304	6,612,549
End of year	$789,779,710	$559,751,550	$117,963,587	$8,256,304
Undistributed (distributions in excess of) net investment income at end of year	$(623,636)	$425,361	$429,572	$22,157

____________________
(1) Effective November 21, 2009, Class Q shareholders of ING Real Estate Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth Opportunities Fund		ING MidCap Opportunities Fund
	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2011	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$117,168	$(357,194)	$35,401	$(1,457,473)
Net realized gain	10,510,813	17,238,195	49,636,551	56,559,953
Net change in unrealized appreciation or depreciation	9,431,282	(498,848)	72,381,052	15,418,391
Increase in net assets resulting from operations	20,059,263	16,382,153	122,053,004	70,520,871

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,391,608	7,478,092	268,904,295	41,807,638
Payments from distribution settlement (Note 14)	—	—	—	1,129,127
	8,391,608	7,478,092	268,904,295	42,936,765
Cost of shares redeemed	(20,251,181)	(33,008,594)	(84,668,111)	(55,012,712)
Net increase (decrease) in net assets resulting from capital share transactions	(11,859,573)	(25,530,502)	184,236,184	(12,075,947)
Net increase (decrease) in net assets	8,199,690	(9,148,349)	306,289,188	58,444,924

NET ASSETS:
Beginning of year	67,779,965	76,928,314	272,955,062	214,510,138
End of year	$75,979,655	$67,779,965	$579,244,250	$272,955,062
Undistributed net investment income (accumulated net investment loss) at end of year	$113,004	$—	$21,489	$(83)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Opportunities Fund		ING Value Choice Fund
	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2011	Year Ended May 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(1,092,128)	$(872,658)	$2,179,296	$3,310,629
Net realized gain	24,762,654	13,935,715	100,827,679	27,786,753
Net change in unrealized appreciation or depreciation	14,313,582	16,631,621	61,886,243	65,077,992
Increase in net assets resulting from operations	37,984,108	29,694,678	164,893,218	96,175,374

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(5,662,967)	(2,989,175)
Class B	—	—	(52,739)	(76,076)
Class C	—	—	(1,043,963)	(346,678)
Class I	—	—	(1,179,957)	(137,363)
Class O	—	—	(61,919)	(23,983)
Class W	—	—	(696,548)	(324,553)
Total distributions	—	—	(8,698,093)	(3,897,828)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,361,216	12,310,271	605,160,112	337,560,824
Payments from distribution settlement (Note 14)	—	1,298,504	—	—
Reinvestment of distributions	—	—	6,921,695	2,840,014
	37,361,216	13,608,775	612,081,807	340,400,838
Cost of shares redeemed	(41,410,532)	(34,787,113)	(280,423,449)	(250,482,031)
Net increase (decrease) in net assets resulting from capital share transactions	(4,049,316)	(21,178,338)	331,658,358	89,918,807
Net increase in net assets	33,934,792	8,516,340	487,853,483	182,196,353

NET ASSETS:
Beginning of year	105,306,890	96,790,550	551,039,181	368,842,828
End of year	$139,241,682	$105,306,890	$1,038,892,664	$551,039,181
Undistributed net investment income at end of year	$—	$—	$2,941,396	$4,688,051

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)		Expenses, net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Real Estate Fund
Class A
05-31-11	11.91	0.09	•	3.50	3.59	0.27	—	—	0.27	—	15.23	30.67	1.21	1.22	†	1.22	†	0.71	†	152,777	43
05-31-10	7.63	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.91	61.88	1.25	1.25	†	1.25	†	2.03	†	114,792	51
05-31-09	14.89	0.26	•	(7.14)	(6.88)	0.24	—	0.14	0.38	—	7.63	(46.62)	1.35	1.34	†	1.34	†	2.65	†	57,141	105
05-31-08	19.27	0.21	•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.89	(11.59)	1.36	1.33		1.33		1.34		105,808	91
05-31-07	16.42	0.14	•	4.41	4.55	0.16	1.54	—	1.70	—	19.27	28.13	1.22	1.22		1.20		0.74		165,377	57
Class B
05-31-11	11.94	(0.01	)•	3.52	3.51	0.17	—	—	0.17	—	15.28	29.71	1.96	1.97	†	1.97	†	(0.04	)†	1,404	43
05-31-10	7.65	0.13	•	4.44	4.57	0.16	—	0.12	0.28	—	11.94	60.83	2.00	2.00	†	2.00	†	1.32	†	1,665	51
05-31-09	14.93	0.17	•	(7.16)	(6.99)	0.15	—	0.14	0.29	—	7.65	(47.07)	2.10	2.09	†	2.09	†	1.75	†	1,374	105
05-31-08	19.32	0.09	•	(2.63)	(2.54)	0.06	1.67	0.12	1.85	—	14.93	(12.35)	2.11	2.08		2.08		0.59		3,285	91
05-31-07	16.45	(0.00	)*	4.43	4.43	0.02	1.54	—	1.56	—	19.32	27.24	1.97	1.97		1.95		(0.00	)*	6,331	57
Class C
05-31-11	12.44	(0.01	)•	3.67	3.66	0.18	—	—	0.18	—	15.92	29.72	1.96	1.97	†	1.97	†	(0.07	)†	14,016	43
05-31-10	7.96	0.13	•	4.63	4.76	0.16	—	0.12	0.28	—	12.44	60.80	2.00	2.00	†	2.00	†	1.28	†	6,305	51
05-31-09	15.52	0.21	•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)	2.10	2.09	†	2.09	†	2.32	†	3,955	105
05-31-08	19.99	0.10	•	(2.73)	(2.63)	0.05	1.67	0.12	1.84	—	15.52	(12.37)	2.11	2.08		2.08		0.58		3,214	91
05-31-07	16.98	(0.01	)•	4.58	4.57	0.02	1.54	—	1.56	—	19.99	27.21	1.97	1.97		1.95		(0.02)		4,942	57
Class I
05-31-11	12.73	0.15	•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14	0.86	0.87	†	0.87	†	1.06	†	551,630	43
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54	0.90	0.90	†	0.90	†	2.43	†	399,788	51
05-31-09	15.84	0.32	•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)	0.92	0.91	†	0.91	†	3.25	†	316,925	105
05-31-08	20.35	0.25	•	(2.73)	(2.48)	0.24	1.67	0.12	2.03	—	15.84	(11.35)	1.04	1.01		1.01		1.49		337,455	91
05-31-07	17.25	0.21	•	4.64	4.85	0.21	1.54	—	1.75	—	20.35	28.55	0.90	0.90		0.87		1.07		168,125	57
Class O
05-31-11	11.89	0.09		3.50	3.59	0.27	—	—	0.27	—	15.21	30.70	1.21	1.22	†	1.22	†	0.71	†	35,419	43
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05	1.25	1.25	†	1.25	†	2.04	†	28,574	51
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)	1.35	1.34	†	1.34	†	2.54	†	17,709	105
05-31-08	19.24	0.21	•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.86	(11.64)	1.35	1.32		1.32		1.36		35,182	91
05-31-07	16.40	0.14	•	4.41	4.55	0.17	1.54	—	1.71	—	19.24	28.15	1.22	1.22		1.20		0.73		53,140	57
Class W
05-31-11	14.19	0.15	•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07	0.96	0.97	†	0.97	†	0.92	†	34,534	43
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45	1.00	1.00	†	1.00	†	2.02	†	8,628	51
05-31-09	17.52	0.38	•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)	0.92	0.91	†	0.91	†	3.97	†	826	105
12-17-07(4)–05-31-08	15.96	0.10	•	1.74	1.84	0.17	0.06	0.05	0.28	—	17.52	11.65	1.04	1.01		1.01		1.34		69	91

ING Equity Dividend Fund
Class A
05-31-11	8.53	0.20		1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07	1.20	1.14	†	1.14	†	2.18	†	11,331	46
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22	2.12	1.25	†	1.25	†	1.94	†	6,788	113
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1.25	†	1.25	†	3.08	†	5,580	108
12-18-07(4)–05-31-08	10.00	0.11		(0.40)	(0.29)	0.08	—	—	0.08	—	9.63	(2.94)	3.52	1.25	†	1.25	†	2.57	†	4,848	32
Class B
05-31-11	8.51	0.13		1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01	1.95	1.89	†	1.89	†	1.44	†	295	46
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31	2.87	2.00	†	2.00	†	1.16	†	219	113
05-31-09	9.61	0.16	•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2.00	†	2.00	†	2.47	†	98	108
02-20-08(4)–05-31-08	9.37	0.07		0.23	0.30	0.06	—	—	0.06	—	9.61	3.21	4.27	2.00	†	2.00	†	2.17	†	9	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)		Expenses, net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Equity Dividend Fund (continued)
Class C
05-31-11	8.54	0.11		1.92	2.03	0.12	0.02	—	0.14	—	10.43	23.98		1.95	1.89	†	1.89	†	1.40	†	3,697	46
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—	8.54	23.32		2.87	2.00	†	2.00	†	1.19	†	1,201	113
05-31-09	9.62	0.14	•	(2.57)	(2.43)	0.18	—	—	0.18	—	7.01	(25.33)		4.84	2.00	†	2.00	†	2.20	†	935	108
02-19-08(4)–05-31-08	9.30	0.05	•	0.33	0.38	0.06	—	—	0.06	—	9.62	4.09		4.27	2.00	†	2.00	†	1.39	†	9	32
Class I
05-31-11	8.95	0.23		2.00	2.23	0.21	0.02	—	0.23	—	10.95	25.22		0.88	0.82	†	0.82	†	2.51	†	102,577	46
03-31-10(4)–05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—	8.95	(4.99)		1.84	0.97	†	0.97	†	2.18	†	44	113
Class W
05-31-11	8.93	0.19		2.04	2.23	0.21	0.02	—	0.23	—	10.93	25.25		0.95	0.89	†	0.89	†	2.37	†	64	46
05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—	8.93	21.48		1.84	0.97	†	0.97	†	2.20	†	4	113

ING Growth Opportunities Fund
Class A
05-31-11	17.47	0.07		5.67	5.74	—	—	—	—	—	23.21	32.86		1.68	1.35	†	1.35	†	0.35	†	44,528	90
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—	17.47	24.08		1.68	1.35	†	1.35	†	(0.26	)†	37,356	143
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—	14.08	(36.92)		1.74	1.43	†	1.42	†	(0.20	)†	35,676	166
05-31-08	21.63	0.03		0.66	0.69	—	—	—	—	—	22.32	3.19		1.56	1.45		1.45		0.14		70,047	100
05-31-07	18.64	(0.11	)•	3.10	2.99	—	—	—	—	—	21.63	16.04		1.48	1.45		1.44		(0.57)		73,556	84
Class B
05-31-11	16.39	(0.06	)•	5.30	5.24	—	—	—	—	—	21.63	31.97		2.33	2.00	†	2.00	†	(0.30	)†	6,783	90
05-31-10	13.30	(0.14	)•	3.23	3.09	—	—	—	—	—	16.39	23.23		2.33	2.00	†	2.00	†	(0.92	)†	9,956	143
05-31-09	21.22	(0.14	)•	(7.78)	(7.92)	—	—	—	—	—	13.30	(37.32)		2.37	2.08	†	2.07	†	(0.91	)†	14,383	166
05-31-08	20.70	(0.11	)•	0.63	0.52	—	—	—	—	—	21.22	2.51		2.21	2.10		2.10		(0.52)		41,957	100
05-31-07	17.95	(0.23	)•	2.98	2.75	—	—	—	—	—	20.70	15.32		2.13	2.10		2.09		(1.22)		64,120	84
Class C
05-31-11	16.34	(0.06)		5.29	5.23	—	—	—	—	—	21.57	32.01		2.33	2.00	†	2.00	†	(0.30	)†	16,850	90
05-31-10	13.26	(0.14	)•	3.22	3.08	—	—	—	—	—	16.34	23.23		2.33	2.00	†	2.00	†	(0.91	)†	14,777	143
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—	13.26	(37.30)		2.39	2.08	†	2.07	†	(0.85	)†	15,257	166
05-31-08	20.63	(0.11)		0.63	0.52	—	—	—	—	—	21.15	2.52		2.21	2.10		2.10		(0.51)		30,435	100
05-31-07	17.90	(0.22	)•	2.95	2.73	—	—	—	—	—	20.63	15.25		2.13	2.10		2.09		(1.22)		34,843	84
Class I
05-31-11	18.44	0.15		5.98	6.13	—	—	—	—	—	24.57	33.24		1.07	1.00	†	1.00	†	0.69	†	6,711	90
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—	18.44	24.43		1.09	1.00	†	1.00	†	0.08	†	5,422	143
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—	14.82	(36.61)		1.19	0.98	†	0.97	†	0.29	†	11,349	166
05-31-08	22.56	0.02	•	0.80	0.82	—	—	—	—	—	23.38	3.63		1.10	0.99		0.99		0.07		19,048	100
05-31-07	19.35	(0.01)		3.22	3.21	—	—	—	—	—	22.56	16.59		1.01	0.98		0.96		(0.09)		79,265	84
Class W
05-31-11	18.19	0.11		5.85	5.96	—	—	—	—	—	24.15	32.77		1.33	1.00	†	1.00	†	0.65	†	1,109	90
11-23-09(4)–5-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—	18.19	24.85		1.29	0.69	†	0.69	†	0.40	†	269	143

ING MidCap Opportunities Fund
Class A
05-31-11	15.25	0.01		5.88	5.89	—	—	—	—	—	21.14	38.62		1.38	1.34	†	1.34	†	0.09	†	288,383	70
05-31-10	11.35	(0.06)		3.90	3.84	—	—	—	—	0.06	15.25	34.36	(b)	1.55	1.35	†	1.35	†	(0.40	)†	140,802	117
05-31-09	16.65	(0.05	)•	(5.13)	(5.18)	—	0.12	—	0.12	0.00 *	11.35	(31.05	))(a)	1.73	1.35	†	1.35	†	(0.41	)†	112,412	201
05-31-08	17.88	(0.11	)•	1.38	1.27	—	2.50	—	2.50	—	16.65	7.41		1.75	1.29	†	1.29	†	(0.66	)†	133,765	187
05-31-07	15.18	(0.11)		2.90	2.79	—	0.09	—	0.09	—	17.88	18.49		1.84	1.25		1.25		(0.66)		117,178	167

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)		Expenses, net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING MidCap Opportunities Fund (continued)
Class B
05-31-11	13.84	(0.10	)•	5.31	5.21	—	—	—	—	—		19.05	37.64		2.13	2.09	†	2.09	†	(0.63	)†	9,999	70
05-31-10	10.38	(0.15	)•	3.55	3.40	—	—	—	—	0.06		13.84	33.33	(b)	2.30	2.10	†	2.10	†	(1.20	)†	13,644	117
05-31-09	15.36	(0.14	)•	(4.72)	(4.86)	—	0.12	—	0.12	0.00	*	10.38	(31.58	))(a)	2.43	2.10	†	2.10	†	(1.23	)†	17,546	201
05-31-08	16.79	(0.23	)•	1.30	1.07	—	2.50	—	2.50	—		15.36	6.64		2.45	2.04	†	2.04	†	(1.44	)†	53,959	187
05-31-07	14.37	(0.21	)•	2.72	2.51	—	0.09	—	0.09	—		16.79	17.58		2.54	2.00		2.00		(1.41)		86,240	167
Class C
05-31-11	13.76	(0.09)		5.28	5.19	—	—	—	—	—		18.95	37.72		2.13	2.09	†	2.09	†	(0.65	)†	84,997	70
05-31-10	10.33	(0.14	)•	3.51	3.37	—	—	—	—	0.06		13.76	33.20	(b)	2.30	2.10	†	2.10	†	(1.16	)†	53,098	117
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—	0.12	—	0.12	0.00	*	10.33	(31.50	))(a)	2.43	2.10	†	2.10	†	(1.19	)†	43,922	201
05-31-08	16.71	(0.23)		1.29	1.06	—	2.50	—	2.50	—		15.27	6.62		2.45	2.04	†	2.04	†	(1.42	)†	72,012	187
05-31-07	14.30	(0.20	)•	2.70	2.50	—	0.09	—	0.09	—		16.71	17.60		2.54	2.00		2.00		(1.41)		80,703	167
Class I
05-31-11	16.09	0.11	•	6.22	6.33	—	—	—	—	—		22.42	39.34		0.96	0.90	†	0.90	†	0.54	†	123,898	70
05-31-10	11.94	0.01		4.07	4.08	—	—	—	—	0.07		16.09	34.76	(b)	1.20	1.00	†	1.00	†	0.05	†	25,803	117
05-31-09	17.42	0.02	•	(5.38)	(5.36)	—	0.12	—	0.12	0.00	*	11.94	(30.71	))(a)	1.18	0.85	†	0.85	†	0.13	†	8,475	201
05-31-08	18.51	(0.03)		1.44	1.41	—	2.50	—	2.50	—		17.42	7.94		1.26	0.85	†	0.85	†	(0.21	)†	6,608	187
05-31-07	15.64	(0.03)		2.99	2.96	—	0.09	—	0.09	—		18.51	19.03		1.33	0.79		0.79		(0.20)		4,253	167
Class O
05-31-11	15.21	0.02		5.87	5.89	—	—	—	—	—		21.10	38.72		1.38	1.34	†	1.34	†	0.11	†	45,434	70
05-31-10	11.32	(0.06)		3.89	3.83	—	—	—	—	0.06		15.21	34.36	(b)	1.55	1.35	†	1.35	†	(0.41	)†	34,216	117
06-04-08(4)–05-31-09	16.47	0.00	*	(5.03)	(5.03)	—	0.12	—	0.12	0.00	*	11.32	(30.48	))(a)	1.68	1.35	†	1.35	†	0.03	†	28,177	201
Class W
05-31-11	16.09	0.05		6.23	6.28	—	—	—	—	—		22.37	39.03		1.13	1.09	†	1.09	†	0.34	†	26,533	70
06-01-09(4)–05-31-10	12.38	0.01		3.63	3.64	—	—	—	—	0.07		16.09	29.97	(a)	1.23	1.03	†	1.03	†	0.16	†	5,392	117

ING SmallCap Opportunities Fund
Class A
05-31-11	31.17	(0.28	)•	11.39	11.11	—	—	—	—	—		42.28	35.64		1.58	1.50	†	1.50	†	(0.80	)†	81,526	85
05-31-10	22.81	(0.20	)•	8.18	7.98	—	—	—	—	0.38		31.17	36.65	(c)	1.78	1.50	†	1.50	†	(0.72	)†	73,545	114
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—	—	—	—	—		22.81	(33.05)		1.96	1.50	†	1.50	†	(0.60	)†	69,551	178
05-31-08	34.67	(0.13)		(0.47)	(0.60)	—	—	—	—	—		34.07	(1.73)		1.83	1.50	†	1.50	†	(0.40	)†	84,888	112
05-31-07	29.23	(0.26	)•	5.70	5.44	—	—	—	—	—		34.67	18.61		1.83	1.50		1.50		(0.86)		88,436	78
Class B
05-31-11	27.48	(0.48	)•	10.00	9.52	—	—	—	—	—		37.00	34.64		2.33	2.25	†	2.25	†	(1.55	)†	2,577	85
05-31-10	20.27	(0.41	)•	7.28	6.87	—	—	—	—	0.34		27.48	35.57	(c)	2.53	2.25	†	2.25	†	(1.66	)†	3,434	114
05-31-09	30.50	(0.31	)•	(9.92)	(10.23)	—	—	—	—	—		20.27	(33.54)		2.66	2.25	†	2.25	†	(1.38	)†	4,879	178
05-31-08	31.27	(0.33	)•	(0.44)	(0.77)	—	—	—	—	—		30.50	(2.46)		2.53	2.25	†	2.25	†	(1.10	)†	12,750	112
05-31-07	26.57	(0.44	)•	5.14	4.70	—	—	—	—	—		31.27	17.69		2.53	2.25		2.25		(1.61)		25,219	78
Class C
05-31-11	27.43	(0.48	)•	9.98	9.50	—	—	—	—	—		36.93	34.63		2.33	2.25	†	2.25	†	(1.54	)†	25,210	85
05-31-10	20.22	(0.36	)•	7.23	6.87	—	—	—	—	0.34		27.43	35.66	(c)	2.53	2.25	†	2.25	†	(1.44	)†	20,356	114
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—	—	—	—	—		20.22	(33.55)		2.66	2.25	†	2.25	†	(1.35	)†	16,536	178
05-31-08	31.21	(0.37)		(0.41)	(0.78)	—	—	—	—	—		30.43	(2.50)		2.53	2.25	†	2.25	†	(1.14	)†	28,896	112
05-31-07	26.51	(0.44	)•	5.14	4.70	—	—	—	—	—		31.21	17.73		2.53	2.25		2.25		(1.61)		34,951	78

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)		Expenses, net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING SmallCap Opportunities Fund (continued)
Class I
05-31-11	32.40	(0.13	)•	11.88	11.75	—	—	—	—	—		44.15	36.27		1.16	1.08	†	1.08	†	(0.33	)†	28,813	85
05-31-10	23.59	(0.04)		8.45	8.41	—	—	—	—	0.40		32.40	37.35	(c)	1.29	1.01	†	1.01	†	(0.15	)†	7,423	114
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—	—	—	—	—		23.59	(32.70)		1.42	1.01	†	1.01	†	(0.10	)†	5,226	178
05-31-08	35.51	0.00	*	(0.46)	(0.46)	—	—	—	—	—		35.05	(1.30)		1.34	1.06	†	1.06	†	0.00	*,†	7,198	112
05-31-07	29.82	(0.13	)•	5.82	5.69	—	—	—	—	—		35.51	19.08		1.34	1.06		1.06		(0.42)		4,186	78
Class W
05-31-11	32.29	(0.15)		11.77	11.62	—	—	—	—	—		43.91	35.99		1.33	1.25	†	1.25	†	(0.51	)†	1,116	85
05-31-10	23.54	(0.14	)•	8.49	8.35	—	—	—	—	0.40		32.29	37.17	(c)	1.40	1.12	†	1.12	†	(0.50	)†	549	114
05-31-09	34.99	0.05	•	(11.50)	(11.45)	—	—	—	—	—		23.54	(32.72)		1.42	1.01	†	1.01	†	0.24	†	530	178
12-17-07(4)–05-31-08	33.51	(0.06)		1.54	1.48	—	—	—	—	—		34.99	4.42		1.31	1.03	†	1.03	†	(0.42	)†	1	112

ING Value Choice Fund
Class A
05-31-11	14.65	0.07	•	3.64	3.71	0.20	—	—	0.20	—		18.16	25.37		1.46	1.40	†	1.39	†	0.40	†	579,341	66
05-31-10	11.81	0.11		2.86	2.97	0.13	—	—	0.13	—		14.65	25.16		1.54	1.40	†	1.39	†	0.82	†	339,448	58
05-31-09	14.78	0.12		(2.72)	(2.60)	0.11	0.26	—	0.37	0.00	*	11.81	(17.53	))(a)	1.66	1.40	†	1.39	†	1.15	†	249,120	71
05-31-08	16.01	0.08		(0.30)	(0.22)	0.05	0.96	—	1.01	—		14.78	(1.32)		1.65	1.44		1.43		0.59		233,062	74
05-31-07	13.43	0.13	•	3.13	3.26	0.09	0.59	—	0.68	—		16.01	24.60		1.59	1.50		1.49		0.90		216,598	35
Class B
05-31-11	14.50	(0.07	)•	3.61	3.54	0.04	—	—	0.04	—		18.00	24.40		2.21	2.15	†	2.14	†	(0.40	)†	20,632	66
05-31-10	11.70	0.01		2.83	2.84	0.04	—	—	0.04	—		14.50	24.24		2.29	2.15	†	2.14	†	0.06	†	26,706	58
05-31-09	14.60	0.04	•	(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.70	(18.14	))(a)	2.41	2.15	†	2.14	†	0.38	†	25,423	71
05-31-08	15.89	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.60	(2.06)		2.40	2.19		2.18		(0.19)		35,145	74
05-31-07	13.35	0.03	•	3.10	3.13	—	0.59	—	0.59	—		15.89	23.69		2.34	2.25		2.24		0.18		45,163	35
Class C
05-31-11	14.47	(0.06	)•	3.60	3.54	0.11	—	—	0.11	—		17.90	24.48		2.21	2.15	†	2.14	†	(0.35	)†	207,376	66
05-31-10	11.69	0.00	*	2.83	2.83	0.05	—	—	0.05	—		14.47	24.22		2.29	2.15	†	2.14	†	0.09	†	109,640	58
05-31-09	14.59	0.04		(2.68)	(2.64)	—	0.26	—	0.26	0.00	*	11.69	(18.15	))(a)	2.41	2.15	†	2.14	†	0.40	†	71,049	71
05-31-08	15.88	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.59	(2.06)		2.40	2.19		2.18		(0.18)		80,729	74
05-31-07	13.34	0.02	•	3.11	3.13	—	0.59	—	0.59	—		15.88	23.71		2.34	2.25		2.24		0.15		87,992	35
Class I
05-31-11	14.77	0.12	•	3.66	3.78	0.23	—	—	0.23	—		18.32	25.72		1.14	1.14	†	1.13	†	0.70	†	160,783	66
05-31-10	11.90	0.14		2.89	3.03	0.16	—	—	0.16	—		14.77	25.49		1.15	1.15	†	1.14	†	1.18	†	35,653	58
05-31-09	14.91	0.16		(2.75)	(2.59)	0.16	0.26	—	0.42	0.00	*	11.90	(17.28	))(a)	1.23	1.15	†	1.14	†	1.54	†	6,113	71
05-31-08	16.12	0.18	•	(0.35)	(0.17)	0.08	0.96	—	1.04	—		14.91	(1.03)		1.28	1.07		1.06		1.18		3,824	74
05-31-07	13.43	0.30	•	3.02	3.32	0.04	0.59	—	0.63	—		16.12	24.99		1.27	1.18		1.17		2.00		758	35
09-15-05(4)–05-31-06	11.18	0.14	•	2.28	2.42	0.06	0.11	—	0.17	—		13.43	21.87		2.11	1.63		1.61		1.58		6	27
Class O
05-31-11	14.58	0.07	•	3.62	3.69	0.20	—	—	0.20	—		18.07	25.37		1.46	1.40	†	1.39	†	0.41	†	7,205	66
05-31-10	11.75	0.10		2.87	2.97	0.14	—	—	0.14	—		14.58	25.29		1.54	1.40	†	1.39	†	0.88	†	3,715	58
06-04-08(4)–05-31-09	14.63	0.14	•	(2.61)	(2.47)	0.15	0.26	—	0.41	0.00	*	11.75	(16.78	))(a)	1.66	1.40	†	1.39	†	1.49	†	1,388	71

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions								Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)		Expenses, net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Value Choice Fund (continued)
Class W
05-31-11	15.86	0.09	3.96	4.05	0.23	—	—	0.23	—	19.68	25.63		1.21	1.15	†	1.14	†	0.65	†	63,556	66
05-31-10	12.76	0.13	3.13	3.26	0.16	—	—	0.16	—	15.86	25.56		1.23	1.15	†	1.14	†	1.10	†	35,876	58
05-31-09	15.94	0.18 •	(2.94)	(2.76)	0.16	0.26	—	0.42	0.00 *	12.76	(17.25	))(a)	1.23	1.15	†	1.14	†	1.58	†	15,750	71
12-17-07(4)–05-31-08	15.70	0.07	0.17	0.24	—	—	—	—	—	15.94	1.53		1.28	1.07		1.06		1.32		2,655	74

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Amount is more than $(0.005) or (0.005)% or less than $0.005 or 0.005%.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)	There was no impact on total return by the affiliate payment.

(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are a series of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with six separate active series, which are discussed in this report: Real Estate, Equity Dividend, Growth Opportunities, MidCap Opportunities, SmallCap Opportunities, and Value Choice, (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the valuation procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

included following the Summary Portfolios of Investments.

For the year ended May 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly
Growth Opportunities	Real Estate
MidCap Opportunities	Equity Dividend
SmallCap Opportunities
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

I.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

J.  Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. IET’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Real Estate	$338,306,102	$275,565,288
Equity Dividend	123,376,167	37,272,383
Growth Opportunities	62,789,429	73,986,042
MidCap Opportunities	444,430,033	263,458,746
SmallCap Opportunities	101,506,719	107,059,693
Value Choice	670,558,988	445,342,492

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Daily Net Assets
Real Estate	0.70%
Equity Dividend	0.65%
Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	0.75%
SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Value Choice	0.90%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Equity Dividend, Growth Opportunities, MidCap Opportunities, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities, LLC (“ING CRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

The Investment Adviser, ING IM, ING CRES, IFS and the ING Investments Distributor, LLC (“IID” or the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Advisers’ loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Advisers, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2011, the following Funds waived such management fees which are not subject to recoupment:

Fund	Amount
Real Estate	$4,061
Equity Dividend	1,531
Growth Opportunities	345
MidCap Opportunities	2,328
SmallCap Opportunities	912
Value Choice	38,329

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Classes B and C	Class O
Real Estate	0.25%	1.00%	0.25%
Equity Dividend	0.25%	1.00%	n/a
Growth Opportunities(1)	0.35%	1.00%	n/a
MidCap Opportunities	0.25%	1.00%	0.25%
SmallCap Opportunities	0.25%	1.00%	n/a
Value Choice(2)	0.25%	1.00%	0.25%

(1)	ING Investments Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees payable to it for Class A, Class B and Class C shares of Growth Opportunities.

(2)	ING Investments Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees for Class A, Class B, Class C and Class O shares of Value Choice.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2011, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Real Estate	$30,642	N/A
Equity Dividend	14,077	N/A
Growth Opportunities	6,804	N/A
MidCap Opportunities	52,326	N/A
SmallCap Opportunities	9,977	N/A
Value Choice	262,710	N/A

Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Real Estate	$3,285	$811
Equity Dividend	29	3
Growth Opportunities	34	946
MidCap Opportunities	110	1,268
SmallCap Opportunities	145	368
Value Choice	64	11,772

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2011, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Real Estate	$452,129	$64,589	$51,315	$568,033
Equity Dividend	66,943	10,299	6,491	83,733
Growth Opportunities	48,116	6,415	33,130	87,661
MidCap Opportunities	375,490	46,422	148,109	570,021
SmallCap Opportunities	106,740	11,860	40,927	159,527
Value Choice	788,340	87,593	319,485	1,195,418

At May 31, 2011, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage
ING Direct Investing Inc.	MidCap Opportunities	7.52%
ING Life Insurance and Annuity Company	Real Estate	12.02%
ING National Trust	Real Estate	7.95%
ING Solution 2025 Portfolio	Equity Dividend	28.23%
ING Solution 2035 Portfolio	Equity Dividend	33.92%
ING Solution 2045 Portfolio	Equity Dividend	21.95%
Reliance Trust Company	Growth Opportunities	7.53%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2011, the Funds had the following payables included in Other Assets and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount
Real Estate	Transfer Agent	$68,107
Growth Opportunities	Transfer Agent	55,935

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I		Class O	Class W
Real Estate	1.45%	2.20%	2.20%	1.00%		1.45%	1.20%
Equity Dividend	1.25%	2.00%	2.00%	1.00	%(1)	n/a	1.00%
Growth Opportunities(2)	1.40%	2.05%	2.05%	1.05%		n/a	1.05%
MidCap Opportunities(3)	1.75%	2.45%	2.45%	1.45%		1.70%	1.50%
Value Choice	1.40%	2.15%	2.15%	1.15%		1.40%	1.15%

(1)	Effective September 30, 2010, pursuant to a side agreement, ING Investments further lowered the expense limit for Class I of Equity Dividend to 0.80%. If ING Investments elects not to renew the agreement, the expense limit for Class I of Equity Dividend will revert to the limit listed in the table above. There is no guarantee that this side agreement will continue after October 1, 2011. The side agreement will only renew if ING Investments elects to renew it.

(2)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Growth Opportunities.

	Class A	Class B	Class C	Class I	Class W
Growth Opportunities	1.35%	2.00%	2.00%	1.00%	1.00%

If ING Investments elects not to renew the side agreement, the expense limits for Growth Opportunities will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after October 1, 2011. The side agreement will only renew if ING Investments elects to renew it.

(3)	Prior to September 30, 2010, pursuant to a side agreement, ING Investments had lowered the expense limits for MidCap Opportunities. Prior to September 30, 2010, pursuant to a side agreement, ING Investments had implemented expense limits for SmallCap Opportunities. The expense limits for these Funds were as follows:

	Class A	Class B	Class C	Class I	Class O	Class W
MidCap Opportunities	1.35%	2.10%	2.10%	1.10%	1.35%	1.10%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	N/A	1.25%

Effective September 30, 2010, pursuant to a side agreement, ING Investments lowered the expense limits for MidCap Opportunities. Effective September 30, 2010, pursuant to a side agreement, ING Investments has implemented expense limits for SmallCap Opportunities. The expense limits for these Funds are as follows:

	Class A	Class B	Class C	Class I	Class O	Class W
MidCap Opportunities	1.35%	2.10%	2.10%	0.91%	1.35%	1.10%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.10%	N/A	1.25%

If ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that these side agreements will continue after October 1, 2011. The side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

At May 31, 2011, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	2012	2013	2014	Total
Equity Dividend	$138,470	$65,730	$49,838	$254,038
Growth Opportunities	209,301	68,873	47,620	325,794
Value Choice	234,877	4,019	1,044	239,940

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2011, are as follows:

	2012	2013	2014	Total
Equity Dividend
Class A	$—	$—	$23	$23
Growth Opportunities
Class A	$—	$—	$61,269	$61,269
Class B	—	—	10,804	10,804
Class C	—	—	23,279	23,279
Class W	—	574	2,041	2,615
Value Choice
Class A	$—	$—	$71,080	$71,080
Class B	—	—	2,734	2,734
Class C	—	—	24,205	24,205
Class O	—	—	806	806
Class W	—	23,055	27,886	50,941

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2011:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Real Estate	3	$1,001,667	1.44%
Equity Dividend	2	575,000	1.35%
MidCap Opportunities	8	920,625	1.39%
Value Choice	4	690,000	1.43%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Shares issued in merger	Net increase (decrease) in shares outstanding	Shares sold	Payments by affiliate (Note 14)	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Real Estate
Class A
05-31-11	4,801,803	194,658	(4,606,607)	—	389,854	63,190,969	—	2,465,197	(60,225,523)	—	5,430,643
05-31-10	3,933,976	253,834	(2,043,225)	—	2,144,585	41,984,649	—	2,356,294	(20,703,148)	—	23,637,795
Class B
05-31-11	9,626	1,460	(58,648)	—	(47,562)	125,977	—	18,235	(757,844)	—	(613,632)
05-31-10	10,677	4,406	(55,165)	—	(40,082)	117,074	—	40,141	(539,973)	—	(382,758)
Class C
05-31-11	468,477	6,489	(101,479)	—	373,487	6,474,553	—	86,448	(1,402,945)	—	5,158,056
05-31-10	204,422	9,197	(203,671)	—	9,948	2,237,395	—	89,393	(2,051,220)	—	275,568
Class I
05-31-11	12,120,436	242,786	(9,949,810)	—	2,413,412	173,365,899	—	3,296,314	(141,869,838)	—	34,792,375
05-31-10	7,724,168	400,818	(15,709,408)	—	(7,584,422)	78,222,739	—	3,866,250	(153,964,851)	—	(71,875,862)
Class Q(2)
05-31-11	—	—	—	—	—	—	—	—	—	—	—
05-31-10	—	—	(1)	(53)	(54)	—	—	(1)	(10)	(532)	(543)
Class O
05-31-11	450,413	1,902	(526,777)	—	(74,462)	5,955,589	—	23,857	(6,950,060)	—	(970,614)
05-31-10	553,549	3,858	(480,504)	—	76,903	5,600,396	—	35,474	(4,915,436)	—	720,434
Class W
05-31-11	1,458,014	4,896	(176,341)	—	1,286,569	23,542,611	—	78,049	(2,836,461)	—	20,784,199
05-31-10	579,844	1,601	(65,020)	45	516,470	7,140,250	—	16,785	(756,075)	532	6,401,492
Equity Dividend
Class A
05-31-11	944,025	8,191	(662,490)	—	289,726	9,387,081	—	80,673	(6,749,455)	—	2,718,299
05-31-10	100,413	2,557	(104,218)	—	(1,248)	843,790	—	20,029	(830,504)	—	33,315

(2)	Effective November 21,2009, Class Q shareholders of Real Estate, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Shares issued in merger	Net increase (decrease) in shares outstanding	Shares sold	Payments by affiliate (Note 14)	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Equity Dividend (continued)
Class B
05-31-11	20,413	450	(18,193)	—	2,670	200,135	—	4,307	(185,267)	—	19,175
05-31-10	18,752	270	(7,297)	—	11,725	144,760	—	2,174	(60,575)	—	86,359
Class C
05-31-11	225,873	1,750	(13,916)	—	213,707	2,268,040	—	17,118	(134,616)	—	2,150,542
05-31-10	20,486	695	(13,745)	—	7,436	169,062	—	5,523	(111,261)	—	63,324
Class I
05-31-11	9,924,240	160,420	(722,511)	—	9,362,149	91,112,021	—	1,651,028	(7,490,725)	—	85,272,324
03-31-10(1)–05-31-10	4,942	—	—	—	4,942	47,972	—	—	—	—	47,972
Class W
05-31-11	5,442	—	—	—	5,442	58,500	—	—	—	—	58,500
06-01-09(1)–05-31-10	400	—	—	—	400	2,993	—	—	—	—	2,993
Growth Opportunities
Class A
05-31-11	277,894	—	(498,025)	—	(220,131)	5,618,131	—	—	(9,953,800)	—	(4,335,669)
05-31-10	316,217	—	(710,933)	—	(394,716)	5,300,863	—	—	(12,062,290)	—	(6,761,427)
Class B
05-31-11	3,157	—	(297,224)	—	(294,067)	60,772	—	—	(5,469,858)	—	(5,409,086)
05-31-10	12,198	—	(486,103)	—	(473,905)	185,690	—	—	(7,624,834)	—	(7,439,144)
Class C
05-31-11	42,029	—	(165,194)	—	(123,165)	813,040	—	—	(3,069,003)	—	(2,255,963)
05-31-10	35,737	—	(281,888)	—	(246,151)	574,752	—	—	(4,324,897)	—	(3,750,145)
Class I
05-31-11	53,167	—	(74,048)	—	(20,881)	1,113,770	—	—	(1,588,222)	—	(474,452)
05-31-10	78,843	—	(550,540)	—	(471,697)	1,416,787	—	—	(8,939,687)	—	(7,522,900)
Class Q(2)
05-31-11	—	—	—	—	—	—	—	—	—	—	—
05-31-10	—	—	(2,025)	(16,107)	(18,132)	—	—	—	(32,619)	(285,005)	(317,624)
Class W
05-31-11	38,747	—	(7,644)	—	31,103	785,895	—	—	(170,298)	—	615,597
05-31-10	—	—	(1,307)	16,107	14,800	—	—	—	(24,267)	285,005	260,738
MidCap Opportunities
Class A
05-31-11	6,662,636	—	(2,259,477)	—	4,403,159	124,610,120	—	—	(41,582,220)	—	83,027,900
05-31-10	1,265,496	—	(1,933,512)	—	(668,016)	17,380,329	584,599	—	(26,553,089)	—	(8,588,161)
Class B
05-31-11	10,972	—	(471,965)	—	(460,993)	173,336	—	—	(7,656,542)	—	(7,483,206)
05-31-10	55,016	—	(759,276)	—	(704,260)	656,935	61,711	—	(9,326,178)	—	(8,607,532)
Class C
05-31-11	1,177,603	—	(549,254)	—	628,349	20,004,804	—	—	(8,753,523)	—	11,251,281
05-31-10	144,771	—	(541,142)	—	(396,371)	1,870,079	221,767	—	(6,754,809)	—	(4,662,963)
Class I
05-31-11	4,905,549	—	(983,439)	—	3,922,110	102,107,703	—	—	(18,782,611)	—	83,325,092
05-31-10	1,288,081	—	(394,687)	—	893,394	18,704,976	96,753	—	(5,961,173)	—	12,840,556
Class Q(2)
05-31-11	—	—	—	—	—	—	—	—	—	—	—
05-31-10	166	—	(6,829)	(336,161)	(342,824)	2,190	—	—	(91,399)	(4,789,282)	(4,878,491)
Class O
05-31-11	283,080	—	(378,787)	—	(95,707)	5,331,174	—	—	(6,775,578)	—	(1,444,404)
05-31-10	208,869	—	(447,552)	—	(238,683)	2,917,409	143,042	—	(6,203,756)	—	(3,143,305)
Class W
05-31-11	905,551	—	(54,513)	—	851,038	16,677,158	—	—	(1,117,637)	—	15,559,521
06-01-09(1)–05-31-10	16,624	—	(7,835)	326,382	335,171	275,720	21,255	—	(122,308)	4,789,282	4,963,949
SmallCap Opportunities
Class A
05-31-11	411,522	—	(842,741)	—	(431,219)	15,211,780	—	—	(32,365,899)	—	(17,154,119)
05-31-10	288,434	—	(977,903)	—	(689,469)	8,052,658	907,729	—	(25,876,839)	—	(16,916,452)

(1)	Commencement of operations.

(2)	Effective November 21,2009, Class Q shareholders of Real Estate, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Shares issued in merger	Net increase (decrease) in shares outstanding	Shares sold	Payments by affiliate (Note 14)	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
SmallCap Opportunities (continued)
Class B
05-31-11	5,305	—	(60,608)	—	(55,303)	179,470	—	—	(1,875,483)	—	(1,696,013)
05-31-10	7,472	—	(123,287)	—	(115,815)	172,253	48,116	—	(3,025,405)	—	(2,805,036)
Class C
05-31-11	35,283	—	(94,744)	—	(59,461)	1,138,373	—	—	(2,962,752)	—	(1,824,379)
05-31-10	24,428	—	(99,919)	—	(75,491)	648,320	248,947	—	(2,471,200)	—	(1,573,933)
Class I
05-31-11	520,625	—	(97,064)	—	423,561	20,116,018	—	—	(3,830,366)	—	16,285,652
05-31-10	99,400	—	(91,811)	—	7,589	3,016,270	86,977	—	(2,739,143)	—	364,104
Class Q(2)
05-31-11	—	—	—	—	—	—	—	—	—	—	—
05-31-10	—	—	(440)	(2,560)	(3,000)	—	—	—	(12,455)	(69,851)	(82,306)
Class W
05-31-11	18,461	—	(10,036)	—	8,425	715,575	—	—	(376,032)	—	339,543
05-31-10	14,371	—	(22,402)	2,517	(5,514)	420,770	6,735	—	(662,071)	69,851	(164,715)
Value Choice
Class A
05-31-11	19,229,058	284,313	(10,781,187)	—	8,732,184	324,240,686	—	4,890,186	(182,877,556)	—	146,253,316
05-31-10	16,269,241	155,330	(14,348,571)	—	2,076,000	225,513,153	—	2,211,903	(198,116,684)	—	29,608,372
Class B
05-31-11	47,448	2,616	(745,592)	—	(695,528)	789,471	—	44,740	(12,201,317)	—	(11,367,106)
05-31-10	300,094	4,129	(634,668)	—	(330,445)	3,923,661	—	58,432	(8,901,732)	—	(4,919,639)
Class C
05-31-11	5,375,908	47,862	(1,412,953)	—	4,010,817	89,334,765	—	813,653	(23,594,242)	—	66,554,176
05-31-10	2,807,954	19,807	(1,328,469)	—	1,499,292	38,690,823	—	279,680	(18,187,236)	—	20,783,267
Class I
05-31-11	8,505,627	27,807	(2,170,729)	—	6,362,705	147,881,261	—	481,623	(37,641,239)	—	110,721,645
05-31-10	2,802,454	9,193	(912,295)	—	1,899,352	41,387,928	—	131,831	(13,442,801)	—	28,076,958
Class O
05-31-11	227,169	—	(83,210)	—	143,959	3,838,858	—	—	(1,393,958)	—	2,444,900
05-31-10	225,383	—	(88,647)	—	136,736	3,154,614	—	—	(1,217,310)	—	1,937,304
Class W
05-31-11	2,149,003	37,157	(1,218,240)	—	967,920	39,075,071	—	691,493	(22,715,137)	—	17,051,427
05-31-10	1,692,695	10,277	(675,769)	—	1,027,203	24,890,645	—	158,168	(10,616,268)	—	14,432,545

(1)	Commencement of operations.

(2)	Effective November 21,2009, Class Q shareholders of Real Estate, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities were converted to Class W shares of each respective Fund.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2010, and throughout the period covered by this report, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost.

On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR-Series B.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in BICR-Series B includes the value of the underlying securities held by BICR-Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR-Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR-Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2011, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Growth Opportunities	$720,797	$736,144
MidCap Opportunities	48,018,312	49,131,983
SmallCap Opportunities	7,053,406	7,247,096
Value Choice	7,653,304	7,841,460

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2011:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Real Estate(1)	$(6,812,968)	$6,812,968	$—
Equity Dividend	—	(8,920)	8,920
Growth Opportunities(2)	(106,989,838)	(4,164)	106,994,002
MidCap Opportunities	—	(13,829)	13,829
SmallCap Opportunities(3)	(145,776,739)	1,092,128	144,684,611
Value Choice	—	4,772,142	(4,772,142)

(1)	As of the Fund’s tax year ended December 31, 2010.

(2)	$106,989,838 relates to the expiration of capital loss carryforwards.

(3)	$144,654,783 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2011	Year Ended May 31, 2010
	Ordinary Income	Ordinary Income	Return of Capital
Real Estate(1)	$14,350,325	$12,773,278	$5,566,085
Equity Dividend	1,900,888	132,951	—
Value Choice	8,698,093	3,897,828	—

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2010 and December 31, 2009.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Real Estate(1)	$—	$—	$131,496,196	$(91,255,573)	2017
Equity Dividend	3,302,594	262,287	15,890,737	—
Growth Opportunities	113,004	—	15,373,060	(1,005,295)	2013
				(6,977,204)	2017
				(14,509,503)	2018
				$(22,492,002)
MidCap Opportunities	21,489	9,661,730	109,060,281	$(13,482,276)*	2016
SmallCap Opportunities	—	—	23,923,441	(2,868,318)	2017
				(16,701,978)	2018
				$(19,570,296)
Value Choice	4,681,527	56,881,668	103,983,246	$(6,381,770)*	2016

(1)	As of the Fund’s tax year ended December 31, 2010.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of May 31, 2011, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ tax year ending May 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending May 31, 2012.

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Equity Dividend, Growth Opportunities, MidCap Opportunities, and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Investment by Funds-of-Funds (Equity Dividend). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Underlying Fund may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On August 28, 2006, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Prudential Equity Group, LLC, formerly known as Prudential Securities, Inc. (“PSI” or “Respondent”). As part of the settlement, the Respondent has established the PSI Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fund is comprised of disgorgement in the amount of $270 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $270 million plus interest earned by the Fund.

On February 4, 2010, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

MidCap Opportunities	$1,129,127
SmallCap Opportunities	$1,298,504

NOTE 15 — LITIGATION

On November 16, 2010, ING Investments, LLC (the “Adviser”), ING Funds Services, LLC (the “Administrator”) and ING Equity Trust (collectively, the “ING Entities”) and ING Large Cap Value Fund, along with 28,000 other defendants, were named in a putative class action complaint (the “Tribune Complaint”) filed in the United States Bankruptcy Court for the District of Delaware in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. On September 27, 2008, ING Large Cap Value Fund merged with the surviving ING Value Choice Fund.

The lawsuit arises out of a leveraged buyout transaction (the “LBO”) by which Tribune Co. (“Tribune”) converted to a privately-held company in 2007. The LBO happened in two steps. The first step occurred in June 2007 when Tribune executed a tender offer that resulted in beneficial owners tendering their shares in exchange for $34 per share. The second step occurred in December 2007 when the remaining Tribune shares held by beneficial owners were converted to a right to receive cash, again at $34 per share. The Tribune Complaint alleges that certain parties engaged in misconduct in connection with the LBO, and that the LBO damaged Tribune and ultimately forced Tribune to file for bankruptcy in December 2008.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 15 — LITIGATION (continued)

The Tribune Complaint seeks to recover payments made to beneficial owners in 2007 in connection with the LBO. ING Large Cap Value Fund received $1,258,340 from the sales of Tribune shares in connection with the LBO.

To date, none of the ING Entities, ING Large Cap Value Fund, nor ING Value Choice Fund has been formally served in connection with the Tribune Complaint. The Official Committee of the Unsecured Creditors has requested until September 1, 2011 to serve all of the defendants. Pending its consideration of the Tribune Company’s proposed plan of reorganization, the Bankruptcy Court has stayed all proceedings in this lawsuit.

A second action, Deutsche Bank Trust Company Americas (as successor trustee) and Wilmington Trust Company (as successor indenture trustee), vs. ING Large Cap Value Fund, ING US Stock Index Fund, ING Investments, LLC and ING Funds Services, LLC (the “Deutsche and Wellington Complaint”), that arises from the same facts and circumstances as the Tribune Complaint, was filed in the U.S. District Court for the District of Arizona and was received June 21, 2011. The Deutsche and Wellington Complaint was accompanied by a request for waiver of service or process and response by August 13, 2011. Management is determining whether to seek an extension of time to respond in the Deutsche and Wellington Complaint until a stay is entered.

As noted above, ING Large Cap Value Fund’s exposure to Tribune’s securities was $1,258,340. It is uncertain at this time whether ING Value Choice Fund, as successor to ING Large Cap Value Fund, would ultimately be liable in connection with litigation that stems from such exposure. In the event ING Value Choice Fund is ultimately served and determines to respond, the Fund intends to vigorously defend against the claims alleged in the Tribune Complaint and the Deutsche and Wellington Complaint.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and the International Financial Reporting Standards (“IFRSs”). The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. As of May 31, 2011, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2011, the following Funds declared dividends of:

	Type	Per Share Amount	Payable Date	Record Date
Real Estate
Class A	NII	$0.0679	July 5, 2011	June 30, 2011
Class B	NII	0.0387	July 5, 2011	June 30, 2011
Class C	NII	0.0400	July 5, 2011	June 30, 2011
Class I	NII	0.0814	July 5, 2011	June 30, 2011
Class O	NII	0.0673	July 5, 2011	June 30, 2011
Class W	NII	0.0781	July 5, 2011	June 30, 2011
Equity Dividend
Class A	NII	$0.0493	July 5, 2011	June 30, 2011
Class B	NII	0.0285	July 5, 2011	June 30, 2011
Class C	NII	0.0351	July 5, 2011	June 30, 2011
Class I	NII	0.0606	July 5, 2011	June 30, 2011
Class W	NII	0.0591	July 5, 2011	June 30, 2011

NII — Net investment income

Effective at the close of business on July 29, 2011, Value Choice is closed to new investments except for investments by: (1) existing shareholders of record as of July 29, 2011; and (2) retirement plans that purchase shares of the Fund prior to October 31, 2011. The closure does not affect share purchases through the reinvestment of dividends and distributions. In addition, the Investment Adviser and Distributor each reserve the right, at anytime, to modify or eliminate these restrictions, including on a case-by-case basis.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2011  (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

ING Groep, NV, the indirect parent of both ING Investments, the Investment Adviser to Real Estate and ING Clarion Real Estate Securities, LLC (“Clarion”), the Sub-Adviser to Real Estate, have conditionally agreed to sell Clarion and other affiliated entities to CB Richard Ellis Group, Inc. (the “Transaction”). The completion of the Transaction also resulted in a name change for Clarion to CBRE Clarion Real Estate Securities LLC (“CBRE Clarion”). In anticipation of the Transaction, on June 14, 2011, the Fund’s shareholders approved new sub-advisory agreements between ING Investments and CBRE Clarion on the same terms, compensation structure and portfolio management teams as was in place under the Fund’s previous Sub-Advisory Agreement with Clarion and are effective upon the close of the Transaction. The Transaction closed on July 1, 2011.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.0%
	Consumer Discretionary: 1.5%
198,800	Starwood Hotels & Resorts Worldwide, Inc.	$12,122,824	1.5

	Financials: 96.5%
162,670	Alexandria Real Estate Equities, Inc.	13,426,782	1.7
432,125	AMB Property Corp.	15,984,304	2.0
298,200	American Campus Communities, Inc.	10,538,388	1.3
557,300	Apartment Investment & Management Co.	14,896,629	1.9
233,700	Associated Estates Realty Corp.	3,940,182	0.5
232,169	AvalonBay Communities, Inc.	30,894,729	3.9
378,900	Boston Properties, Inc.	41,053,815	5.2
355,800	BRE Properties, Inc.	18,152,916	2.3
317,000	Brookfield Properties Co.	6,235,390	0.8
412,100	Colonial Properties Trust	8,695,310	1.1
699,700	Developers Diversified Realty Corp.	10,138,653	1.3
100,000	Digital Realty Trust, Inc.	6,237,000	0.8
302,000	Douglas Emmett, Inc.	6,357,100	0.8
143,200	Equity Lifestyle Properties, Inc.	8,413,000	1.1
787,600	Equity Residential	48,697,308	6.2
151,000	Federal Realty Investment Trust	13,227,600	1.7
1,326,642	General Growth Properties, Inc.	21,863,060	2.8
904,600	HCP, Inc.	34,320,524	4.3
399,200	Health Care Real Estate Investment Trust, Inc.	21,233,448	2.7
215,700	Highwoods Properties, Inc.	7,782,456	1.0
1,969,455	Host Hotels & Resorts, Inc.	34,623,019	4.4
341,315	Hudson Pacific Properties, Inc.	5,478,106	0.7
340,600	Kilroy Realty Corp.	14,124,682	1.8
1,118,223	Kimco Realty Corp.	21,816,531	2.8
401,400	LaSalle Hotel Properties	11,231,172	1.4
474,700	Liberty Property Trust	17,117,682	2.2

COMMON STOCK: (continued)
	Financials: (continued)
467,925	Macerich Co.	$25,441,082	3.2
389,100	Nationwide Health Properties, Inc.	17,042,580	2.1
219,381	Pebblebrook Hotel Trust	4,769,343	0.6
1,528,400	Prologis	25,310,304	3.2
227,302	Public Storage, Inc.	26,898,919	3.4
339,000	Regency Centers Corp.	15,699,090	2.0
646,659	Simon Property Group, Inc.	76,344,561	9.7
280,700	SL Green Realty Corp.	25,265,807	3.2
224,800	Tanger Factory Outlet Centers, Inc.	6,173,008	0.8
189,200	Taubman Centers, Inc.	11,459,844	1.4
722,304	UDR, Inc.	18,823,242	2.4
460,378	U-Store-It Trust	5,188,460	0.6
200,125	Ventas, Inc.	11,287,050	1.4
464,364	Vornado Realty Trust	45,684,130	5.8
		761,867,206	96.5

	Total Common Stock
	(Cost $445,926,244)	773,990,030	98.0

SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
10,356,805	BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $10,356,805)	10,356,805	1.3

	Total Short-Term Investments
	(Cost $10,356,805)	10,356,805	1.3

	Total Investments in Securities (Cost $456,283,049)*	$784,346,835	99.3
	Assets in Excess of Other Liabilities	5,432,875	0.7
	Net Assets	$789,779,710	100.0

*	Cost for federal income tax purposes is $568,258,384.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$216,088,451
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$216,088,451

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$773,990,030	$—	$—	$773,990,030
Short-Term Investments	10,356,805	—	—	10,356,805
Total Investments, at value	$784,346,835	$—	$—	$784,346,835

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

See Accompanying Notes to Financial Statements

ING EQUITY DIVIDEND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%
		Consumer Discretionary: 7.2%
95,500		American Eagle Outfitters	$1,266,330	1.1
112,400		Comcast Corp. — Class A	2,836,976	2.4
37,800		Garmin Ltd.	1,288,224	1.1
137,982		Regal Entertainment Group	1,869,656	1.6
72,000		Staples, Inc.	1,211,040	1.0
			8,472,226	7.2

		Consumer Staples: 8.9%
59,000		Altria Group, Inc.	1,655,540	1.4
18,100		Kimberly-Clark Corp.	1,236,230	1.0
35,300		Molson Coors Brewing Co.	1,646,745	1.4
56,600		Procter & Gamble Co.	3,792,200	3.2
40,300		Wal-Mart Stores, Inc.	2,225,366	1.9
			10,556,081	8.9

		Energy: 12.8%
50,100		Chevron Corp.	5,255,991	4.5
42,800		ConocoPhillips	3,133,816	2.7
16,800		Diamond Offshore Drilling	1,237,656	1.0
38,500		ExxonMobil Corp.	3,213,595	2.7
16,500		Royal Dutch Shell PLC ADR — Class A ADR	1,178,595	1.0
82,358		Other Securities	1,086,302	0.9
			15,105,955	12.8

		Financials: 25.3%
56,900	@	AllianceBernstein Holding LP	1,184,658	1.0
25,900		Ameriprise Financial, Inc.	1,585,857	1.3
120,260		Bank of America Corp.	1,413,055	1.2
24,700		Bank of Hawaii Corp.	1,170,780	1.0
48,700		BB&T Corp.	1,341,198	1.1
95,700		Blackstone Group LP	1,649,868	1.4
90,200		First Niagara Financial Group, Inc.	1,280,840	1.1
98,900		JPMorgan Chase & Co.	4,276,436	3.6
103,000		People’s United Financial, Inc.	1,375,050	1.2
26,900		Prudential Financial, Inc.	1,715,682	1.5
27,500		Travelers Cos., Inc.	1,707,200	1.5
64,800		US Bancorp.	1,658,880	1.4
44,900		Weingarten Realty Investors	1,195,238	1.0
51,800		Wells Fargo & Co.	1,469,566	1.3
62,100		XL Group PLC	1,469,286	1.2
234,600		Other Securities	5,330,612	4.5
			29,824,206	25.3

		Health Care: 13.6%
48,800		Cardinal Health, Inc.	2,216,496	1.9
44,100		Johnson & Johnson	2,967,489	2.5
43,000		Medtronic, Inc.	1,750,100	1.5
107,800		Merck & Co., Inc.	3,961,650	3.4

COMMON STOCK: (continued)
		Health Care: (continued)
238,600		Pfizer, Inc.	$5,117,970	4.3
			16,013,705	13.6

		Industrials: 7.1%
245,000		General Electric Co.	4,811,800	4.1
53,100		Harsco Corp.	1,779,381	1.5
35,600		Tyco International Ltd.	1,756,860	1.5
			8,348,041	7.1

		Information Technology: 4.2%
94,500		Intel Corp.	2,127,195	1.8
95,300		Microsoft Corp.	2,383,453	2.0
81,000		Other Securities	492,480	0.4
			5,003,128	4.2

		Materials: 2.6%
27,900		EI Du Pont de Nemours & Co.	1,487,070	1.3
43,300		Sonoco Products Co.	1,533,686	1.3
			3,020,756	2.6

		Telecommunication Services: 6.3%
40,200		AT&T, Inc.	1,268,712	1.1
45,688		CenturyTel, Inc.	1,973,265	1.7
84,500		Verizon Communications, Inc.	3,120,585	2.6
82,300		Other Securities	1,106,935	0.9
			7,469,497	6.3

		Utilities: 8.2%
53,200		American Electric Power Co., Inc.	2,032,240	1.7
97,900		CenterPoint Energy, Inc.	1,892,407	1.6
29,100		DTE Energy Co.	1,502,142	1.3
26,400		Entergy Corp.	1,799,160	1.5
77,500		Great Plains Energy, Inc.	1,640,675	1.4
22,300		Other Securities	838,703	0.7
			9,705,327	8.2

		Total Common Stock
		(Cost $97,339,547)	113,518,922	96.2

SHORT-TERM INVESTMENTS: 3.7%
		Mutual Funds: 3.7%
4,362,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $4,362,000)	4,362,000	3.7

		Total Short-Term Investments
		(Cost $4,362,000)	4,362,000	3.7

		Total Investments in Securities (Cost $101,701,547)*	$117,880,922	99.9
		Assets in Excess of Other Liabilities	82,665	0.1
		Net Assets	$117,963,587	100.0

See Accompanying Notes to Financial Statements

ING EQUITY DIVIDEND FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $101,990,278.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,751,149
Gross Unrealized Depreciation	(860,505)
Net Unrealized Appreciation	$15,890,644

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$113,518,922	$—	$—	$113,518,922
Short-Term Investments	4,362,000	—	—	4,362,000
Total Investments, at value	$117,880,922	$—	$—	$117,880,922

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 14.4%
25,899	@	Bed Bath & Beyond, Inc.	$1,395,697	1.8
45,140		Comcast Corp. — Class A	1,139,334	1.5
37,210	@	DIRECTV	1,870,174	2.5
24,880		Harley-Davidson, Inc.	924,541	1.2
24,040		McDonald’s Corp.	1,960,221	2.6
2,070	@	Priceline.com, Inc.	1,066,443	1.4
60,240		Regal Entertainment Group	816,252	1.1
12,480		Ross Stores, Inc.	1,022,861	1.3
11,610		Other Securities	739,093	1.0
			10,934,616	14.4

		Consumer Staples: 9.2%
44,110		Coca-Cola Enterprises, Inc.	1,274,338	1.7
15,300		Herbalife Ltd.	861,084	1.1
18,200		Hershey Co.	1,014,286	1.3
30,087		Philip Morris International, Inc.	2,158,742	2.9
22,727		Wal-Mart Stores, Inc.	1,254,985	1.7
6,402		Other Securities	391,546	0.5
			6,954,981	9.2

		Energy: 10.8%
27,180		Arch Coal, Inc.	812,410	1.0
16,450		ConocoPhillips	1,204,469	1.6
56,200		ExxonMobil Corp.	4,691,014	6.2
10,390		National Oilwell Varco, Inc.	754,106	1.0
13,720		Other Securities	751,719	1.0
			8,213,718	10.8

		Financials: 4.5%
20,040		American Express Co.	1,034,064	1.4
26,349		Lazard Ltd.	1,026,294	1.3
52,143		Other Securities	1,363,880	1.8
			3,424,238	4.5

		Health Care: 11.8%
12,280		Cooper Cos., Inc.	919,895	1.2
21,950		Covidien PLC	1,207,250	1.6
24,610	@	Gilead Sciences, Inc.	1,027,221	1.3
37,236	@	Healthsouth Corp.	1,045,215	1.4
29,170		Johnson & Johnson	1,962,849	2.6
35,670		Pfizer, Inc.	765,122	1.0
17,260		St. Jude Medical, Inc.	874,564	1.1
18,640	@	Watson Pharmaceuticals, Inc.	1,199,484	1.6
			9,001,600	11.8

		Industrials: 12.6%
15,880		Acuity Brands, Inc.	968,045	1.3
32,668		Danaher Corp.	1,781,386	2.3
79,360		General Electric Co.	1,558,630	2.1
15,414		Roper Industries, Inc.	1,286,607	1.7
16,431		Tyco International Ltd.	810,870	1.1

COMMON STOCK: (continued)
		Industrials: (continued)
17,380		United Technologies Corp.	$1,525,443	2.0
39,380		Waste Connections, Inc.	1,238,107	1.6
5,910		Other Securities	371,443	0.5
			9,540,531	12.6

		Information Technology: 30.6%
19,300		Analog Devices, Inc.	794,581	1.0
12,234	@	Apple, Inc.	4,255,352	5.6
18,960	@	BMC Software, Inc.	1,058,537	1.4
23,780		Broadcom Corp.	855,605	1.1
12,430	@	Citrix Systems, Inc.	1,089,117	1.4
2,250	@	Google, Inc.—Class A	1,190,295	1.6
17,690	@	Intuit, Inc.	954,729	1.3
18,700	@	Micros Systems, Inc.	954,821	1.3
85,536		Microsoft Corp.	2,139,255	2.8
22,290	@	NetApp, Inc.	1,220,823	1.6
60,483		Oracle Corp.	2,069,728	2.7
34,750		Qualcomm, Inc.	2,036,003	2.7
21,730		VeriSign, Inc.	760,985	1.0
141,635		Other Securities	3,887,643	5.1
			23,267,474	30.6

		Materials: 5.0%
12,900		Albemarle Corp.	913,836	1.2
23,250		Monsanto Co.	1,651,680	2.2
17,520		Sigma-Aldrich Corp.	1,231,481	1.6
—		Other Securities	—	—
			3,796,997	5.0

		Total Common Stock
		(Cost $58,732,359)	75,134,155	98.9

SHORT-TERM INVESTMENTS: 2.1%
		Securities Lending Collateralcc: 0.9%
542,326		BNY Mellon Overnight Government Fund(1)	542,326	0.7
193,818	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	155,055	0.2

		Total Securities Lending Collateral (Cost $736,144)	697,381	0.9

		Mutual Funds: 1.2%
891,000		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $891,000)	891,000	1.2

		Total Short-Term Investments
		(Cost $1,627,144)	1,588,381	2.1

		Total Investments in Securities (Cost $60,359,503)*	$76,722,536	101.0
		Liabilities in Excess of Other Assets	(742,881)	(1.0)
		Net Assets	$75,979,655	100.0

See Accompanying Notes to Financial Statements

ING GROWTH OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

R	Restricted Security

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $61,349,476.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,948,453
Gross Unrealized Depreciation	(1,575,393)
Net Unrealized Appreciation	$15,373,060

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$75,134,155	$—	$—	$75,134,155
Short-Term Investments	1,433,326	—	155,055	1,588,381
Total Investments, at value	$76,567,481	$—	$155,055	$76,722,536

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2011
Asset Table
Investments, at value
Short-Term Investments	$155,055	$—	$—	$—	$—	$—	$—	$—	$155,055
Total Investments, at value	$155,055	$—	$—	$—	$—	$—	$—	$—	$155,055

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.1%
		Consumer Discretionary: 18.4%
228,690	@	Bed Bath & Beyond, Inc.	$12,324,104	2.1
216,860		Coach, Inc.	13,805,308	2.4
270,740		Foot Locker, Inc.	6,752,256	1.2
224,830		Harley-Davidson, Inc.	8,354,683	1.5
94,989	@	Liberty Media Corp. — Starz	7,244,811	1.3
317,460		Macy’s, Inc.	9,168,245	1.6
217,300	L	Marriott International, Inc.	8,216,113	1.4
19,030	@, L	Priceline.com, Inc.	9,804,066	1.7
530,010	L	Regal Entertainment Group	7,181,635	1.2
121,280		Ross Stores, Inc.	9,940,109	1.7
221,088		Wyndham Worldwide Corp.	7,696,073	1.3
498,110		Other Securities	5,942,452	1.0
			106,429,855	18.4

		Consumer Staples: 5.8%
340,220		Coca-Cola Enterprises, Inc.	9,828,956	1.7
134,550		Herbalife Ltd.	7,572,474	1.3
163,350	L	Hershey Co.	9,103,496	1.6
114,834		Whole Foods Market, Inc.	7,023,247	1.2
			33,528,173	5.8

		Energy: 6.3%
123,820	@, L	Alpha Natural Resources, Inc.	6,784,098	1.2
261,001		Arch Coal, Inc.	7,801,320	1.4
169,550	L	Range Resources Corp.	9,481,236	1.6
98,150	@	Whiting Petroleum Corp.	6,585,865	1.1
323,703		Other Securities	5,848,195	1.0
			36,500,714	6.3

		Financials: 7.9%
105,900	L	Digital Realty Trust, Inc.	6,604,983	1.2
181,486		Lazard Ltd.	7,068,880	1.2
299,640		Marsh & McLennan Cos., Inc.	9,189,959	1.6
743,118		Other Securities	22,814,536	3.9
			45,678,358	7.9

		Health Care: 13.3%
142,740		Aetna, Inc.	6,234,883	1.1
217,870	@	Agilent Technologies, Inc.	10,865,177	1.9
225,190		AmerisourceBergen Corp.	9,282,332	1.6
88,530		Cooper Cos., Inc.	6,631,782	1.2
306,370	@	Healthsouth Corp.	8,599,806	1.5
117,110	@, L	Laboratory Corp. of America Holdings	11,808,201	2.0
128,050		St. Jude Medical, Inc.	6,488,294	1.1
87,030	@, L	Waters Corp.	8,577,677	1.5
128,892	@, L	Watson Pharmaceuticals, Inc.	8,294,200	1.4
			76,782,352	13.3

COMMON STOCK: (continued)
		Industrials: 14.6%
102,900	L	Acuity Brands, Inc.	$6,272,784	1.1
135,470		Donaldson Co., Inc.	8,088,914	1.4
96,640		Dover Corp.	6,497,107	1.1
83,423		Gardner Denver, Inc.	6,989,179	1.2
98,694	L	Roper Industries, Inc.	8,237,988	1.4
98,100	@	TransDigm Group, Inc.	8,044,200	1.4
191,260		Trinity Industries, Inc.	6,577,431	1.1
191,480	@, L	Verisk Analytics, Inc.	6,519,894	1.1
256,160	L	Waste Connections, Inc.	8,053,670	1.4
363,503		Other Securities	19,398,388	3.4
			84,679,555	14.6

		Information Technology: 22.6%
218,600	@, L	Adobe Systems, Inc.	7,570,118	1.3
227,590		Analog Devices, Inc.	9,369,880	1.6
201,954	@, L	Autodesk, Inc.	8,679,983	1.5
184,280	@	BMC Software, Inc.	10,288,353	1.8
110,060	@	Check Point Software Technologies	6,044,495	1.1
133,473	@	Citrix Systems, Inc.	11,694,904	2.0
180,670	@	Intuit, Inc.	9,750,760	1.7
141,170	@	Lam Research Corp.	6,634,284	1.2
503,810	@	Marvell Technology Group Ltd.	8,181,874	1.4
166,280	@	Micros Systems, Inc.	8,490,257	1.5
215,340	@, L	NetApp, Inc.	11,794,172	2.0
205,760		VeriSign, Inc.	7,205,715	1.2
480,350		Western Union Co.	9,875,996	1.7
570,800		Other Securities	15,257,831	2.6
			130,838,622	22.6

		Materials: 7.0%
136,270		Albemarle Corp.	9,653,367	1.7
210,700		Ecolab, Inc.	11,563,216	2.0
151,030		Sigma-Aldrich Corp.	10,615,898	1.8
234,600		Other Securities	8,923,724	1.5
			40,756,205	7.0

		Telecommunication Services: 1.2%
178,220	@	SBA Communications Corp.	7,002,264	1.2

		Total Common Stock
		(Cost $454,306,309)	562,196,098	97.1

EXCHANGE-TRADED FUNDS: 1.4%
		Financials: 1.4%
129,820		iShares Russell Midcap Growth Index Fund	8,160,355	1.4
		Total Exchange-Traded Funds
		(Cost $6,694,443)	8,160,355	1.4
		Total Long-Term Investments
		(Cost $461,000,752)	570,356,453	98.5

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 10.2%
		Securities Lending Collateralcc: 8.4%
48,412,722		BNY Mellon Overnight Government Fund(1)	$48,412,722	8.4
719,261	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	575,409	0.0

		Total Securities Lending Collateral
		(Cost $49,131,983)	48,988,131	8.4

		Mutual Funds: 1.8%
10,398,000		BlackRock Liquidity Funds,TempFund, Institutional Class
		(Cost $10,398,000)	10,398,000	1.8

		Total Short-Term Investments
		(Cost $59,529,983)	59,386,131	10.2
		Total Investments in Securities (Cost $520,530,735)*	$629,742,584	108.7
		Liabilities in Excess of Other Assets	(50,498,334)	(8.7)
		Net Assets	$579,244,250	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at May 31, 2011.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $520,682,263.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$110,594,180
Gross Unrealized Depreciation	(1,533,859)
Net Unrealized Appreciation	$109,060,321

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$562,196,098	$—	$—	$562,196,098
Exchange-Traded Funds	8,160,355	—	—	8,160,355
Short-Term Investments	58,810,722	—	575,409	59,386,131
Total Investments, at value	$629,167,175	$—	$575,409	$629,742,584

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2011
Asset Table
Investments, at value
Short-Term Investments	$575,409	$—	$—	$—	$—	$—	$—	$—	$575,409
Total Investments, at value	$575,409	$—	$—	$—	$—	$—	$—	$—	$575,409

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%
		Consumer Discretionary: 16.2%
28,616		Arbitron, Inc.	$1,221,903	0.9
49,311		Cooper Tire & Rubber Co.	1,191,354	0.8
26,077	@	Hibbett Sporting Goods, Inc.	1,085,846	0.8
37,119	@	Life Time Fitness, Inc.	1,365,608	1.0
41,756	@	Lumber Liquidators	1,126,159	0.8
33,400		Monro Muffler, Inc.	1,080,490	0.8
31,100		PF Chang’s China Bistro, Inc.	1,256,129	0.9
84,800	@	Sally Beauty Holdings, Inc.	1,421,248	1.0
788,482		Other Securities	12,805,270	9.2
			22,554,007	16.2

		Consumer Staples: 2.0%
15,400		Diamond Foods, Inc.	1,146,222	0.8
43,700		Other Securities	1,649,777	1.2
			2,795,999	2.0

		Energy: 4.6%
27,300	@	Bill Barrett Corp.	1,216,761	0.9
32,500	@	Carrizo Oil & Gas, Inc.	1,241,825	0.9
19,223	@	Dril-Quip, Inc.	1,425,962	1.0
67,859	@	McMoRan Exploration Co.	1,249,963	0.9
26,200		Other Securities	1,200,258	0.9
			6,334,769	4.6

		Financials: 7.8%
17,700	L	Digital Realty Trust, Inc.	1,103,949	0.8
54,780	@	Dollar Financial Corp.	1,244,054	0.9
46,237	@	Ezcorp, Inc.	1,516,111	1.1
13,767	@	Portfolio Recovery Associates, Inc.	1,192,497	0.9
18,900	@	Signature Bank	1,075,788	0.8
31,446	@	Stifel Financial Corp.	1,266,330	0.9
22,100	@	SVB Financial Group	1,312,298	0.9
45,200		Tanger Factory Outlet Centers, Inc.	1,241,192	0.9
146,734		Other Securities	883,339	0.6
			10,835,558	7.8

		Health Care: 18.2%
31,034	@	Centene Corp.	1,079,983	0.8
23,800		Chemed Corp.	1,608,166	1.1
65,344	@	Healthsouth Corp.	1,834,206	1.3
29,800		Steris Corp.	1,075,482	0.8
32,700	@	Thoratec Corp.	1,136,979	0.8
25,390		Universal Health Services, Inc.	1,383,501	1.0
804,856		Other Securities	17,265,774	12.4
			25,384,091	18.2

COMMON STOCK: (continued)
		Industrials: 17.8%
50,216		Actuant Corp.	$1,262,430	0.9
27,208		Acuity Brands, Inc.	1,658,600	1.2
11,096	@	Clean Harbors, Inc.	1,122,471	0.8
28,900	@	Genesee & Wyoming, Inc.	1,715,215	1.2
47,400	@	Geo Group, Inc.	1,165,566	0.8
63,500	@	Hexcel Corp.	1,312,545	0.9
66,500		Knight Transportation, Inc.	1,137,150	0.8
22,996		Nordson Corp.	1,196,252	0.9
37,938		Simpson Manufacturing Co., Inc.	1,063,023	0.8
51,205	@	SYKES Enterprises, Inc.	1,107,564	0.8
23,000		Watsco, Inc.	1,539,620	1.1
42,100		Woodward Governor Co.	1,482,762	1.1
258,380		Other Securities	9,050,878	6.5
			24,814,076	17.8

		Information Technology: 25.9%
26,800		Adtran, Inc.	1,148,648	0.8
22,194	@	Ansys, Inc.	1,273,270	0.9
32,600	@	Ariba, Inc.	1,093,404	0.8
67,300	@	Aspen Technology, Inc.	1,113,815	0.8
46,486		Blackbaud, Inc.	1,308,581	1.0
30,664	@	Concur Technologies, Inc.	1,532,280	1.1
130,800	@	Integrated Device Technology, Inc.	1,097,412	0.8
23,900	@	Micros Systems, Inc.	1,220,334	0.9
77,000	@	Parametric Technology Corp.	1,793,330	1.3
38,700	@	Taleo Corp.	1,444,671	1.0
867,068		Other Securities	22,997,542	16.5
			36,023,287	25.9

		Materials: 3.4%
177,987		Other Securities	4,756,098	3.4

		Telecommunication Services: 1.0%
80,996		Other Securities	1,447,983	1.0

		Utilities: 0.8%
28,882		Unisource Energy Corp.	1,094,339	0.8

		Total Common Stock
		(Cost $109,454,374)	136,040,207	97.7

EXCHANGE-TRADED FUNDS: 0.5%
		Financials: 0.5%
7,303		Other Securities	707,661	0.5

		Total Exchange-Traded Funds
		(Cost $659,618)	707,661	0.5
		Total Long-Term Investments
		(Cost $110,113,992)	136,747,868	98.2

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.5%
		Securities Lending Collateralcc: 5.2%
6,884,176		BNY Mellon Overnight Government Fund(1)	$6,884,176	4.9
362,920	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	290,336	0.3

		Total Securities Lending Collateral
		(Cost $7,247,096)	7,174,512	5.2

		Repurchase Agreement: 1.3%
1,829,000		Morgan Stanley Repurchase Agreement dated 05/31/11, 0.090%, due 06/01/11, $1,829,005 to be received upon repurchase (Collateralized by $1,866,000 Federal Home Loan Bank, 1.000%, Market Value plus accrued interest $1,865,832, due 08/17/11-08/19/11) (Cost $1,829,000)	1,829,000	1.3

		Total Short-Term Investments
		(Cost $9,076,096)	9,003,512	6.5

		Total Investments in Securities (Cost $119,190,088)*	$145,751,380	104.7
		Liabilities in Excess of Other Assets	(6,509,698)	(4.7)
		Net Assets	$139,241,682	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at May 31, 2011.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $121,827,939.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,306,110
Gross Unrealized Depreciation	(5,382,669)
Net Unrealized Appreciation	$23,923,441

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock*	$136,040,207	$—	$—	$136,040,207
Exchange-Traded Funds	707,661	—	—	707,661
Short-Term Investments	6,884,176	1,829,000	290,336	9,003,512
Total Investments, at value	$143,632,044	$1,829,000	$290,336	$145,751,380

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Summary Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2011
Asset Table
Investments, at value
Short-Term Investments	$290,336	$—	$—	$—	$—	$—	$—	$—	$290,336
Total Investments, at value	$290,336	$—	$—	$—	$—	$—	$—	$—	$290,336

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 79.4%
		Consumer Discretionary: 2.7%
875,000		Best Buy Co., Inc.	$27,790,000	2.7

		Consumer Staples: 5.4%
829,800		Kroger Co.	20,595,636	2.0
570,000		Wal-Mart Stores, Inc.	31,475,400	3.0
218,526		Other Securities	3,813,279	0.4
			55,884,315	5.4

		Energy: 9.5%
362,000		Arch Coal, Inc.	10,820,180	1.0
1,435,000		Cameco Corp.	40,266,100	3.9
523,000		Chesapeake Energy Corp.	16,390,820	1.6
99,645		ConocoPhillips	7,296,007	0.7
657,000		Nexen, Inc.	15,176,700	1.4
270,200		Statoil ASA ADR	7,117,068	0.7
97,995		Other Securities	2,045,156	0.2
			99,112,031	9.5

		Financials: 4.2%
237,659		CNA Financial Corp.	7,258,106	0.7
339,000		Marsh & McLennan Cos., Inc.	10,397,130	1.0
820,000		MS&AD Insurance Group Holdings ADR	9,495,600	0.9
418,400		Old Republic International Corp.	5,200,712	0.5
2,026,400	@	Sumitomo Mitsui Trust Holdings, Inc. ADR	6,666,856	0.6
144,600		Other Securities	4,763,124	0.5
			43,781,528	4.2

		Health Care: 7.5%
378,000		Aetna, Inc.	16,511,039	1.6
1,400,000		Eli Lilly & Co.	53,872,000	5.2
213,000	@	Forest Laboratories, Inc.	7,672,260	0.7
			78,055,299	7.5

		Industrials: 5.5%
137,280	@	AGCO Corp.	7,093,257	0.7
1,105,000		East Japan Railway Co. ADR	10,696,400	1.0
72,000		Japan Steel Works Ltd./The ADR	5,050,800	0.5
245,800		Lockheed Martin Corp.	19,147,820	1.9
145,000	@	Shaw Group, Inc.	5,296,850	0.5
327,027		Other Securities	9,434,315	0.9
			56,719,442	5.5

		Information Technology: 8.1%
588,500		Cisco Systems, Inc.	9,886,800	0.9
228,000	@	eBay, Inc.	7,106,760	0.7
551,000	@	Ingram Micro, Inc.	10,474,510	1.0
1,685,000		Microsoft Corp.	42,141,850	4.1
197,000	@	Tech Data Corp.	9,331,890	0.9
146,000	@	Western Digital Corp.	5,350,900	0.5
			84,292,710	8.1

COMMON STOCK: (continued)
		Materials: 20.5%
122,000		AngloGold Ashanti Ltd ADR	$5,607,120	0.5
790,000		Barrick Gold Corp.	37,730,400	3.6
552,700		Gold Fields Ltd. ADR	9,086,388	0.9
2,562,500		Kinross Gold Corp.	40,282,500	3.9
568,700		Newcrest Mining Ltd. ADR	23,999,140	2.3
908,000		Newmont Mining Corp.	51,365,560	5.0
1,480,000	@, L	Novagold Resources, Inc.	16,960,800	1.6
813,330		Polyus Gold OJSC ADR	27,929,752	2.7
239,300		Other Securities	119,651	0.0
			213,081,311	20.5

		Telecommunication Services: 3.7%
340,150		KT Corp. ADR	6,197,533	0.6
290,000		SK Telecom Co., Ltd. ADR	5,130,100	0.5
361,185		TELUS Corp.	18,904,423	1.8
612,250	@	Turkcell Iletisim Hizmet AS ADR ADR	8,614,357	0.8
			38,846,413	3.7

		Utilities: 12.3%
879,100		Ameren Corp.	26,118,061	2.5
1,815,300		EDF SA ADR	14,322,717	1.4
935,000	L	Centrais Eletricas Brasileiras SA ADR	17,091,800	1.7
1,016,300		Exelon Corp.	42,532,155	4.1
975,000		Korea Electric Power Corp. ADR	13,396,500	1.3
2,882,900		Federal Hydrogenerating Co. JSC ADR	13,907,110	1.3
162,000		Other Securities	—	—
			127,368,343	12.3

		Total Common Stock
		(Cost $720,170,080)	824,931,392	79.4

PREFERRED STOCK: 2.4%
		Health Care: 1.5%
305,200	P	Omnicare, Inc.	15,073,828	1.5

		Information Technology: 0.9%
9,900	P	Lucent Technologies Capital Trust I	9,801,000	0.9

		Total Preferred Stock
		(Cost $19,424,656)	24,874,828	2.4

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 2.3%
	Energy: 1.2%
$11,743,000	USEC, Inc., 3.000%, 10/01/14	$9,306,328	0.9
3,123,000	Other Securities	2,689,262	0.3
		11,995,590	1.2

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Information Technology: 1.1%
$11,435,000	Alcatel-Lucent USA, Inc., 2.875%, 06/15/25	$11,363,531	1.1

	Total Corporate Bonds/Notes
	(Cost $23,102,784)	23,359,121	2.3
	Total Long-Term Investments
	(Cost $762,697,520)	873,165,341	84.1

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 16.7%
		Securities Lending Collateralcc: 0.7%
7,278,790		BNY Mellon Overnight Government Fund(1)	7,278,790	0.7
562,670	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	450,136	0.0

		Total Securities Lending Collateral
		(Cost $7,841,460)	7,728,926	0.7

		Mutual Funds: 16.0%
166,009,374		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $166,009,374)	166,009,374	16.0

		Total Short-Term Investments
		(Cost $173,850,834)	173,738,300	16.7

	Value	Percentage of Net Assets
Total Investments in Securities (Cost $936,548,354)*	$1,046,903,641	100.8
Liabilities in Excess of Other Assets	(8,010,977)	(0.8)
Net Assets	$1,038,892,664	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

R	Restricted Security

L	Loaned security, a portion or all of the security is on loan at May 31, 2011.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $942,920,395.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$111,739,814
Gross Unrealized Depreciation	(7,756,568)
Net Unrealized Appreciation	$103,983,246

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$27,790,000	$—	$—	$27,790,000
Consumer Staples	55,884,315	—	—	55,884,315
Energy	99,112,031	—	—	99,112,031
Financials	43,781,528	—	—	43,781,528
Health Care	78,055,299	—	—	78,055,299
Industrials	56,719,442	—	—	56,719,442
Information Technology	84,292,710	—	—	84,292,710
Materials	213,081,311	—	—	213,081,311
Telecommunication Services	38,846,413	—	—	38,846,413
Utilities	127,368,343	—	—	127,368,343
Total Common Stock	824,931,392	—	—	824,931,392

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2011 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011
Preferred Stock	$—	$24,874,828	$—	$24,874,828
Corporate Bonds/Notes	—	23,359,121	—	23,359,121
Short-Term Investments	173,288,164	—	450,136	173,738,300
Total Investments, at value	$998,219,556	$48,233,949	$450,136	$1,046,903,641

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2011:

	Beginning Balance 5/31/2010	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 5/31/2011
Asset Table
Investments, at value
Short-Term Investments	$450,136	$—	$—	$—	$—	$—	$—	$—	$450,136
Total Investments, at value	$450,136	$—	$—	$—	$—	$—	$—	$—	$450,136

As of May 31, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT

ING Real Estate Fund

ING Clarion Real Estate Securities, LLC (“Clarion”) has managed the ING Real Estate Fund since its inception pursuant to a sub-advisory agreement which was last approved for renewal by the Board of Trustees of ING Equity Trust (the “Board”) on November 12, 2010 (the “Former Agreement”). On February 15, 2011, CB Richard Ellis Group, Inc. (“Richard Ellis”) entered into a definitive agreement to acquire the real estate investment management business of ING Group, N.V., including Clarion (the “Transaction”). The completion of the Transaction would result in the assignment and automatic termination of the Former Agreement with Clarion.

The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as such term is defined under the 1940 Act). A sale of an investment adviser generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the Transaction therefore resulted in the assignment and automatic termination of the Former Agreement.

In anticipation of the Transaction, at a meeting of the Board held on March 3, 2011, the Board, including a majority of the Independent Trustees, determined to appoint Clarion as the sub-adviser to the Fund under its Proposed Sub-Advisory Agreement. In determining whether to approve the Proposed Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved. The materials provided to the Board in support of the sub-advisory arrangement with Clarion included the following: (1) a memorandum discussing the change of control of Clarion and the resulting assignment and automatic termination of the Former Agreement; (2) responses from Clarion to questions posed by independent legal counsel to the Independent Trustees; (3) supporting documentation, including a copy of the form of Proposed Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Fund’s adviser, ING Investments, LLC (“ING Investments”), or its affiliates who administer the Fund (“Management”) in connection with its management of the funds in the ING Funds Complex, including the Fund, and a presentation by Clarion at the Joint Meeting of the Investment Review Committees of the Board held on January 13, 2011. Such information included, among other things, a detailed analysis of the Fund’s performance, including attribution analyses, which had not been provided at regular Board meetings.

The Board’s consideration of whether to approve the Fund’s Proposed Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) ING Investments’ and the Board’s positive view of Clarion’s performance in serving as the Sub-Adviser to the Fund; (2) the nature and quality of the services to be provided by Clarion under the Proposed Sub-Advisory Agreement, including the fact that the Proposed Sub-Advisory Agreement is materially identical to the Current Sub-Advisory Agreement, except with respect to effective dates and duration; (3) the Board’s positive view of Clarion’s personnel, operations, and investment management capabilities and Clarion’s representations that the portfolio management personnel providing day-to-day management services to the Fund would remain in place through the closing of the Transaction and would continue to manage assets after the closing; (4) ING Groep’s representations that neither it nor its respective affiliates have any understanding or arrangement that would reasonably be expected to impose an unfair burden on the Funds or would make unavailable to ING Groep or its affiliates the safe harbor contained in Section 15(f) of the 1940 Act; (5) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by Clarion, including the fact that the sub-advisory fees under the Proposed Sub-Advisory Agreements would be paid by ING Investments, and not directly by the Funds; (6) that the sub-advisory fee rate payable by ING Investments would remain unchanged after the Transaction is completed and the Transaction would not affect the advisory fee payable by the Fund to ING Investments; (7) the advisory fee and expense ratio of the Fund as compared to the fee rates and expense ratios of a peer group of comparable investment companies, and the fee rates and expenses charged by Clarion to the Fund as compared to other clients for which Clarion provides comparable services; (8) Clarion’s representations that the Transaction would not adversely affect the nature and quality of services to be provided to the Fund and was not expected to have a material adverse effect on the ability of Clarion to provide those services; (9) ING Investments’ and the Board’s familiarity with Clarion’s operations and compliance programs, including Clarion’s policies and procedures intended to assure compliance with the federal securities laws, and Clarion’s representations that it did not anticipate material changes to these

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

operations and compliance programs in connection with the Transaction; and (10) Clarion’s representations regarding its Code of Ethics and related procedures for complying with that Code of Ethics, including a representation that Clarion did not anticipate that the Code of Ethics and related procedures would change materially in connection with the Transaction.

In addition, in evaluating the Proposed Sub-Advisory Agreement and ING Investments’ recommendation that the Board approve the agreement, the Board, including the Independent Trustees, recognized the fact that the amount of proceeds to be received by ING Groep in connection with the Transaction would depend, in part, on the amount of assets under management by Clarion immediately following the Transaction. Specifically, the Board recognized that if Clarion was not permitted to serve as the Sub-Adviser of one or more of the Funds after the Transaction, ING Groep would receive fewer proceeds from the Transaction.

After its deliberations, the Board reached the following conclusions: (1) Clarion should be appointed as the sub-adviser to the Fund under the Proposed Sub-Advisory Agreement and continue to provide advisory services to the Fund; and (2) the sub-advisory fee rate payable by ING Investments to Clarion with respect to the Fund is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the relevant Proposed Sub-Advisory Agreement on behalf of the Fund. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended May 31, 2011 were as follows:

Fund Name	Type	Per Share Amount
ING Real Estate Fund
Class A	NII	$0.2743
Class B	NII	$0.1705
Class C	NII	$0.1784
Class I	NII	$0.3163
Class O	NII	$0.2727
Class W	NII	$0.3037
ING Equity Dividend Fund
Class A	NII	$0.1838
Class B	NII	$0.1183
Class C	NII	$0.1229
Class I	NII	$0.2089
Class W	NII	$0.2065
All Classes	STCG	$0.0206

Fund Name	Type	Per Share Amount
ING Value Choice Fund
Class A	NII	$0.1961
Class B	NII	$0.0366
Class C	NII	$0.1067
Class I	NII	$0.2345
Class O	NII	$0.1982
Class W	NII	$0.2320

NII — Net investment income

STCG — Short-term capital gain

Of the ordinary distributions made during the year ended May 31, 2011, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Equity Dividend Fund	46.70%
ING Value Choice Fund	89.47%

For the year ended May 31, 2011, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Equity Dividend Fund	51.96%
ING Value Choice Fund	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund below designates the following percentage of net investment income distributions as interest-related dividends:

ING Value Choice Fund	15.63%

The following Fund designates 100% of its short-term capital gain distribution as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Equity Dividend Fund

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present) and Consultant (January 2005–Present).	133	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006–July 2007).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 –Present).	133	Wisconsin Energy Corp. (June 2006–Present) and The Royce Funds (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	November 2007–Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	133	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	February 2002–Present	Retired.	133	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	133	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006–Present	Consultant (May 2001–Present).	133	Stillwater Mining Company (May 2002–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman/Trustee	February 2002–Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	133	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustees who are “Interested Persons”

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	November 2007–Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001–December 2007).	133	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3)(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).	170	ING Capital Corporation, LLC (December 2005–Present).

(1)	The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

(4)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc..

(5)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews(2) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC(3) (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	February 2002–Present March 2011–Present
Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(3) (March 2011–Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(3) and ING Funds Services, LLC(5) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(3) and ING Funds Services, LLC(5) (January 2005–January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	February 2002–Present September 2009–Present	Executive Vice President, ING Investments, LLC(3) (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(5) (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC(3) (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(5) (May 2006–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC(5) (November 1995–Present) and ING Investments, LLC(3) (August 1997–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	February 2003–Present
Vice President, ING Investments, LLC(3) and ING Funds Services, LLC (5)(February 1996–Present); Director of Compliance, ING Investments, LLC(3) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(6) (April 2010–Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(6) (August 1995–April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 39	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(5) (September 2004–Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC(5) (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(5) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008–Present	Assistant Vice President–Director of Tax, ING Funds Services, LLC(5) (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC(5) (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	Mr. Matthews commenced services as CEO and President of the ING Funds on November 11, 2006.

(3)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.inginvestment.com.

Domestic Equity and Income Funds
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Equity Fund-of-Funds
ING Capital Allocation Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Opportunities Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Emerging Countries Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Core Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global Fixed-Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Funds
ING Senior Income Fund
ING Floating Rate Fund

Money Market Fund*
ING Money Market Fund

*	An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

AR-UDEALL (0511-072211)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $113,400 for year ended May 31, 2011 and $119,000 for year ended May 31, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $14,400 for the year ended May 31, 2011 and $15,050 for year ended May 31, 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $66,331 in the year ended May 31, 2011 and $27,088 in the year ended May 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended May 31, 2011 and $0 in the year ended May 31, 2010.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved:  September 29, 2010

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note:  Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act ( i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated:

September 29. 2010 to December 31, 2011

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $878,180 for year ended May 31, 2011 and $2,105,254 for year ended May 31, 2010.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Summary or full schedule, if applicable, are included as part of the report to shareholders filed under Item 1 of this Form.

16

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Equity Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States),  the statements of assets and liabilities, including the summary portfolios of investments, of ING Equity Dividend Fund, ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated July 22, 2011 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

July 26, 2011

PORTFOLIO OF INVESTMENTS
ING EQUITY DIVIDEND FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.2%

		Consumer Discretionary: 7.2%

95,500		American Eagle Outfitters	$1,266,330	1.1

112,400		Comcast Corp. – Class A	2,836,976	2.4

37,800		Garmin Ltd.	1,288,224	1.1

137,982		Regal Entertainment Group	1,869,656	1.6

72,000		Staples, Inc.	1,211,040	1.0

			8,472,226	7.2

		Consumer Staples: 8.9%

59,000		Altria Group, Inc.	1,655,540	1.4

18,100		Kimberly-Clark Corp.	1,236,230	1.0

35,300		Molson Coors Brewing Co.	1,646,745	1.4

56,600		Procter & Gamble Co.	3,792,200	3.2

40,300		Wal-Mart Stores, Inc.	2,225,366	1.9

			10,556,081	8.9

		Energy: 12.8%

50,100		Chevron Corp.	5,255,991	4.5

42,800		ConocoPhillips	3,133,816	2.7

16,800		Diamond Offshore Drilling	1,237,656	1.0

38,500		ExxonMobil Corp.	3,213,595	2.7

82,358		Pengrowth Energy Corp.	1,086,302	0.9

16,500		Royal Dutch Shell PLC ADR - Class A ADR	1,178,595	1.0

			15,105,955	12.8

		Financials: 25.3%

56,900	@	AllianceBernstein Holding LP	1,184,658	1.0

25,900		Ameriprise Financial, Inc.	1,585,857	1.3

35,400		Axis Capital Holdings Ltd.	1,166,076	1.0

120,260		Bank of America Corp.	1,413,055	1.2

24,700		Bank of Hawaii Corp.	1,170,780	1.0

48,700		BB&T Corp.	1,341,198	1.1

95,700	@	Blackstone Group LP	1,649,868	1.4

17,900		Cullen/Frost Bankers, Inc.	1,042,496	0.9

23,000		Entertainment Properties Trust	1,117,340	1.0

90,200		First Niagara Financial Group, Inc.	1,280,840	1.1

98,900		JPMorgan Chase & Co.	4,276,436	3.6

128,100		MFA Mortgage Investments, Inc.	1,055,544	0.9

103,000		People's United Financial, Inc.	1,375,050	1.2

26,900		Prudential Financial, Inc.	1,715,682	1.5

30,200		Sun Life Financial, Inc.	949,156	0.8

27,500		Travelers Cos., Inc.	1,707,200	1.5

64,800		US Bancorp.	1,658,880	1.4

44,900		Weingarten Realty Investors	1,195,238	1.0

51,800		Wells Fargo & Co.	1,469,566	1.2

62,100		XL Group PLC	$1,469,286	1.2

			29,824,206	25.3

		Health Care: 13.6%

48,800		Cardinal Health, Inc.	2,216,496	1.9

44,100		Johnson & Johnson	2,967,489	2.5

43,000		Medtronic, Inc.	1,750,100	1.5

107,800		Merck & Co., Inc.	3,961,650	3.4

238,600		Pfizer, Inc.	5,117,970	4.3

			16,013,705	13.6

		Industrials: 7.1%

245,000		General Electric Co.	4,811,800	4.1

53,100		Harsco Corp.	1,779,381	1.5

35,600		Tyco International Ltd.	1,756,860	1.5

			8,348,041	7.1

		Information Technology: 4.2%

94,500		Intel Corp.	2,127,195	1.8

95,300		Microsoft Corp.	2,383,453	2.0

81,000		United Online, Inc.	492,480	0.4

			5,003,128	4.2

		Materials: 2.6%

27,900		EI Du Pont de Nemours & Co.	1,487,070	1.3

43,300		Sonoco Products Co.	1,533,686	1.3

			3,020,756	2.6

		Telecommunication Services: 6.3%

40,200		AT&T, Inc.	1,268,712	1.1

45,688		CenturyTel, Inc.	1,973,265	1.7

84,500		Verizon Communications, Inc.	3,120,585	2.6

82,300		Windstream Corp.	1,106,935	0.9

			7,469,497	6.3

		Utilities: 8.2%

53,200		American Electric Power Co., Inc.	2,032,240	1.7

97,900		CenterPoint Energy, Inc.	1,892,407	1.6

29,100		DTE Energy Co.	1,502,142	1.3

26,400		Entergy Corp.	1,799,160	1.5

77,500		Great Plains Energy, Inc.	1,640,675	1.4

22,300		Laclede Group, Inc.	838,703	0.7

			9,705,327	8.2

	Total Common Stock
	(Cost $97,339,547)		113,518,922	96.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EQUITY DIVIDEND FUND	as of May 31, 2011 (Continued)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.7%

	Mutual Funds: 3.7%
4,362,000	BlackRock Liquidity
	Funds,TempFund,
	Institutional Class
	(Cost $4,362,000)	$4,362,000	3.7

	Total Short-Term
	Investments
	(Cost $4,362,000)	4,362,000	3.7

	Total Investments in
	Securities
	(Cost $101,701,547)*	$117,880,922	99.9
	Assets in Excess of Other
	Liabilities	82,665	0.1

	Net Assets	$117,963,587	100.0

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $101,990,278.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,751,149
Gross Unrealized Depreciation	(860,505)

Net Unrealized appreciation	$15,890,644

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011

Asset Table
Investments, at value
Common Stock*	$113,518,922	$—	$—	$113,518,922
Short-Term Investments	4,362,000	—	—	4,362,000

Total Investments, at value	$117,880,922	$—	$—	$117,880,922

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GROWTH OPPORTUNITIES FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%

		Consumer Discretionary: 14.4%

25,899	@	Bed Bath & Beyond, Inc.	$1,395,697	1.8

11,610		Coach, Inc.	739,093	1.0

45,140		Comcast Corp. – Class A	1,139,333	1.5

37,210	@	DIRECTV	1,870,174	2.5

24,880		Harley-Davidson, Inc.	924,541	1.2

24,040		McDonald's Corp.	1,960,222	2.6

2,070	@	Priceline.com, Inc.	1,066,443	1.4

60,240		Regal Entertainment Group	816,252	1.1

12,480		Ross Stores, Inc.	1,022,861	1.3

			10,934,616	14.4

		Consumer Staples: 9.2%

44,110		Coca-Cola Enterprises, Inc.	1,274,338	1.7

15,300		Herbalife Ltd.	861,084	1.1

18,200		Hershey Co.	1,014,286	1.3

30,087		Philip Morris International, Inc.	2,158,742	2.9

22,727		Wal-Mart Stores, Inc.	1,254,985	1.7

6,402		Whole Foods Market, Inc.	391,546	0.5

			6,954,981	9.2

		Energy: 10.8%

13,720	@,L	Alpha Natural
		Resources, Inc.	751,719	1.0

27,180		Arch Coal, Inc.	812,410	1.0

16,450		ConocoPhillips	1,204,469	1.6

56,200		ExxonMobil Corp.	4,691,014	6.2

10,390		National Oilwell Varco, Inc.	754,106	1.0

			8,213,718	10.8

		Financials: 4.5%

20,040		American Express Co.	1,034,064	1.4

42,153	@	Blackstone Group LP	726,718	1.0

26,349		Lazard Ltd.	1,026,294	1.3

9,990		Prudential Financial, Inc.	637,162	0.8

			3,424,238	4.5

		Health Care: 11.8%

12,280		Cooper Cos., Inc.	919,895	1.2

21,950	@	Covidien PLC	1,207,250	1.6

24,610	@	Gilead Sciences, Inc.	1,027,221	1.3

37,236	@	Healthsouth Corp.	1,045,215	1.4

29,170		Johnson & Johnson	1,962,849	2.6

35,670		Pfizer, Inc.	765,122	1.0

17,260		St. Jude Medical, Inc.	874,564	1.1

18,640	@	Watson Pharmaceuticals, Inc.	1,199,484	1.6

			9,001,600	11.8

		Industrials: 12.6%

15,880		Acuity Brands, Inc.	968,045	1.3

5,910	@	Cooper Industries PLC	371,443	0.5

32,668		Danaher Corp.	1,781,386	2.3

79,360		General Electric Co.	1,558,630	2.1

15,414		Roper Industries, Inc.	$1,286,607	1.7

16,431		Tyco International Ltd.	810,870	1.1

17,380		United Technologies Corp.	1,525,443	2.0

39,380		Waste Connections, Inc.	1,238,107	1.6

			9,540,531	12.6

		Information Technology: 30.6%

18,440	@	Adobe Systems, Inc.	638,577	0.8

19,300		Analog Devices, Inc.	794,581	1.0

12,234	@	Apple, Inc.	4,255,352	5.6

12,195	@	Autodesk, Inc.	524,141	0.7

18,960	@	BMC Software, Inc.	1,058,537	1.4

23,780		Broadcom Corp.	855,605	1.1

11,410	@	Check Point Software Technologies	626,637	0.8

12,430	@	Citrix Systems, Inc.	1,089,117	1.4

2,250	@	Google, Inc. - Class A	1,190,295	1.6

17,690	@	Intuit, Inc.	954,729	1.3

15,720	@	Lam Research Corp.	738,762	1.0

41,830	@	Marvell Technology Group Ltd.	679,319	0.9

18,700	@	Micros Systems, Inc.	954,821	1.3

85,536		Microsoft Corp.	2,139,255	2.8

22,290	@	NetApp, Inc.	1,220,823	1.6

60,483		Oracle Corp.	2,069,728	2.7

42,040	@	QLogic Corp.	680,207	0.9

34,750		Qualcomm, Inc.	2,036,003	2.7

21,730		VeriSign, Inc.	760,985	1.0

			23,267,474	30.6

		Materials: 5.0%

12,900		Albemarle Corp.	913,836	1.2

–	@	EI Du Pont de Nemours & Co.	–	–

23,250		Monsanto Co.	1,651,680	2.2

17,520		Sigma-Aldrich Corp.	1,231,481	1.6

			3,796,997	5.0
	Total Common Stock
	(Cost $58,732,359)		75,134,155	98.9

SHORT-TERM INVESTMENTS: 2.1%

		Securities Lending Collateralcc: 0.9%

542,326		BNY Mellon Overnight Government Fund(1)	542,326	0.7

193,818	R	BNY Institutional Cash
		Reserves Fund, Series
		B(1)(2)	155,055	0.2

	Total Securities Lending
	Collateral
	(Cost $736,144)		697,381	0.9

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GROWTH OPPORTUNITIES FUND	as of May 31, 2011 (Continued)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)

	Mutual Funds: 1.2%

891,000	BlackRock Liquidity
	Funds,TempFund,
	Institutional Class
	(Cost $891,000)	$891,000	1.2

	Total Short-Term
	Investments
	(Cost $1,627,144)	1,588,381	2.1

	Total Investments in
	Securities
	(Cost $60,359,503)*	$76,722,536	101.0
	Liabilities in Excess of
	Other Assets	(742,881)	(1.0)

	Net Assets	$75,979,655	100.0

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily.
Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $61,364,656.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,948,453
Gross Unrealized Depreciation	(1,575,393)

Net Unrealized appreciation	$15,373,060

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011

Asset Table
Investments, at value
Common Stock*	$75,134,155	$—	$—	$75,134,155
Short-Term Investments	1,433,326	—	155,055	1,588,381

Total Investments, at value	$76,567,481	$—	$155,055	$76,722,536

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GROWTH OPPORTUNITIES FUND	as of May 31, 2011 (Continued)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.1%

		Consumer Discretionary: 18.4%

228,690	@	Bed Bath & Beyond, Inc.	$12,324,104	2.1

216,860		Coach, Inc.	13,805,308	2.4

270,740		Foot Locker, Inc.	6,752,256	1.2

224,830		Harley-Davidson, Inc.	8,354,683	1.5

498,110		Interpublic Group of Cos., Inc.	5,942,452	1.0

94,989	@	Liberty Media Corp. - Starz	7,244,811	1.3

317,460		Macy's, Inc.	9,168,245	1.6

217,300	L	Marriott International, Inc.	8,216,113	1.4

19,030	@,L	Priceline.com, Inc.	9,804,066	1.7

530,010	L	Regal Entertainment Group	7,181,635	1.2

121,280		Ross Stores, Inc.	9,940,109	1.7

221,088		Wyndham Worldwide Corp.	7,696,073	1.3

			106,429,855	18.4

		Consumer Staples: 5.8%

340,220		Coca-Cola Enterprises, Inc.	9,828,956	1.7

134,550		Herbalife Ltd.	7,572,474	1.3

163,350	L	Hershey Co.	9,103,496	1.6

114,834		Whole Foods Market, Inc.	7,023,247	1.2

			33,528,173	5.8

		Energy: 6.3%

123,820	@,L	Alpha Natural Resources, Inc.	6,784,098	1.2

261,001		Arch Coal, Inc.	7,801,320	1.4

284,250	@	McMoRan Exploration Co.	5,235,885	0.9

39,453	@	Precision Drilling Corp.	612,310	0.1

169,550	L	Range Resources Corp.	9,481,236	1.6

98,150	@	Whiting Petroleum Corp.	6,585,865	1.1

			36,500,714	6.3

		Financials: 7.9%

105,900	L	Digital Realty Trust, Inc.	6,604,983	1.2

392,310		Fifth Third Bancorp.	5,123,569	0.9

49,830	@	IntercontinentalExchange, Inc.	6,011,989	1.0

242,288	@	Invesco Ltd.	5,977,245	1.0

58,690		Jones Lang LaSalle, Inc.	5,701,733	1.0

181,486		Lazard Ltd.	7,068,880	1.2

299,640		Marsh & McLennan Cos., Inc.	9,189,959	1.6

			45,678,358	7.9

		Health Care: 13.3%

142,740		Aetna, Inc.	6,234,883	1.1

217,870	@	Agilent Technologies, Inc.	10,865,177	1.9

225,190		AmerisourceBergen Corp.	9,282,332	1.6

88,530		Cooper Cos., Inc.	6,631,782	1.2

306,370	@	Healthsouth Corp.	8,599,806	1.5

117,110	@,L	Laboratory Corp. of America Holdings	11,808,201	2.0

128,050		St. Jude Medical, Inc.	6,488,294	1.1

87,030	@,L	Waters Corp.	8,577,677	1.5

128,892	@,L	Watson Pharmaceuticals, Inc.	$8,294,200	1.4

			76,782,352	13.3

		Industrials: 14.6%

102,900	L	Acuity Brands, Inc.	6,272,784	1.1

–	@	Brady Corp.	–	–

54,909	@	Cooper Industries PLC	3,451,031	0.6

135,470		Donaldson Co., Inc.	8,088,914	1.4

96,640		Dover Corp.	6,497,107	1.1

83,423		Gardner Denver, Inc.	6,989,179	1.2

79,660	L	Regal-Beloit Corp.	5,496,540	1.0

98,694	L	Roper Industries, Inc.	8,237,988	1.4

98,100	@	TransDigm Group, Inc.	8,044,200	1.4

191,260		Trinity Industries, Inc.	6,577,431	1.1

191,480	@,L	Verisk Analytics, Inc.	6,519,894	1.1

71,640	@	WABCO Holdings, Inc.	4,910,922	0.8

256,160	L	Waste Connections, Inc.	8,053,670	1.4

157,294		Woodward Governor Co.	5,539,895	1.0

			84,679,555	14.6

		Information Technology: 22.6%

218,600	@,L	Adobe Systems, Inc.	7,570,118	1.3

227,590		Analog Devices, Inc.	9,369,880	1.6

201,954	@,L	Autodesk, Inc.	8,679,983	1.5

184,280	@	BMC Software, Inc.	10,288,352	1.8

132,100		Broadcom Corp.	4,752,958	0.8

110,060	@	Check Point Software Technologies	6,044,495	1.0

133,473	@	Citrix Systems, Inc.	11,694,904	2.0

149,090	@	Gartner, Inc.	5,818,983	1.0

180,670	@	Intuit, Inc.	9,750,760	1.7

141,170	@	Lam Research Corp.	6,634,284	1.2

503,810	@	Marvell Technology Group Ltd.	8,181,875	1.4

166,280	@	Micros Systems, Inc.	8,490,257	1.5

215,340	@,L	NetApp, Inc.	11,794,172	2.0

289,610	@,L	QLogic Corp.	4,685,890	0.8

205,760		VeriSign, Inc.	7,205,715	1.3

480,350		Western Union Co.	9,875,996	1.7

			130,838,622	22.6

		Materials: 7.0%

136,270		Albemarle Corp.	9,653,367	1.7

34,040	L	Cliffs Natural Resources, Inc.	3,087,428	0.5

210,700		Ecolab, Inc.	11,563,216	2.0

200,560		Packaging Corp. of America	5,836,296	1.0

151,030		Sigma-Aldrich Corp.	10,615,898	1.8

			40,756,205	7.0

		Telecommunication Services: 1.2%

178,220	@	SBA Communications Corp.	7,002,264	1.2

	Total Common Stock
	(Cost $454,306,309)		562,196,098	97.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	as of May 31, 2011 (Continued)

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 1.4%

		Financials: 1.4%

129,820		iShares Russell Midcap
		Growth Index Fund	$8,160,355	1.4

		Total Exchange-Traded
		Funds
		(Cost $6,694,443)	8,160,355	1.4

		Total Long-Term
		Investments
		(Cost $461,000,752)	570,356,453	98.5

SHORT-TERM INVESTMENTS: 10.2%

		Securities Lending Collateralcc: 8.4%

48,412,722		BNY Mellon Overnight
		Government Fund(1)	48,412,722	8.4

719,261	R	BNY Institutional Cash
		Reserves Fund, Series
		B(1)(2)	575,409	0.0

		Total Securities Lending
		Collateral
		(Cost $49,131,983)	48,988,131	8.4

		Mutual Funds: 1.8%

10,398,000		BlackRock Liquidity
		Funds,TempFund,
		Institutional Class
		(Cost $10,398,000)	10,398,000	1.8

		Total Short-Term
		Investments
		(Cost $59,529,983)	59,386,131	10.2

		Total Investments in
		Securities
		(Cost $520,530,735)*	$629,742,584	108.7
		Liabilities in Excess of
		Other Assets	(50,498,334)	(8.7)

		Net Assets	$579,244,250	100.0

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The
Portfolio's position in Series B is being fair valued daily.
Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $520,682,263.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$110,594,180
Gross Unrealized Depreciation	(1,533,859)

Net Unrealized appreciation	$109,060,321

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND	as of May 31, 2011 (Continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011

Asset Table
Investments, at value
Common Stock*	$562,196,098	$—	$—	$562,196,098
Exchange-Traded Funds	8,160,355	—	—	8,160,355
Short-Term Investments	58,810,722	—	575,409	59,386,131

Total Investments, at value	$629,167,175	$—	$575,409	$629,742,584

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%

		Consumer Discretionary: 16.2%

28,616		Arbitron, Inc.	$1,221,903	0.9

11,706	@	Arctic Cat, Inc.	167,981	0.1

19,700	@	Bally Technologies, Inc.	776,377	0.6

41,500	@	California Pizza Kitchen, Inc.	764,015	0.5

16,100	@	Childrens Place Retail Stores, Inc.	808,864	0.6

41,096		Cinemark Holdings, Inc.	893,838	0.6

58,200	@	Collective Brands, Inc.	907,920	0.6

49,311		Cooper Tire & Rubber Co.	1,191,354	0.9

11,400		Gildan Activewear, Inc.	425,448	0.3

26,077	@	Hibbett Sporting Goods, Inc.	1,085,846	0.8

21,700	@,L	Imax Corp.	807,457	0.6

39,700	@	Jack in the Box, Inc.	881,737	0.6

37,119	@	Life Time Fitness, Inc.	1,365,608	1.0

38,776	@	LKQ Corp.	1,031,054	0.7

41,756	@	Lumber Liquidators	1,126,160	0.8

33,400		Monro Muffler, Inc.	1,080,490	0.8

124,514	@	OfficeMax, Inc.	1,040,937	0.7

31,100		PF Chang’s China Bistro, Inc.	1,256,129	0.9

6,200		Polaris Industries, Inc.	684,170	0.5

21,655		Pool Corp.	654,847	0.5

84,800	@	Sally Beauty Holdings, Inc.	1,421,248	1.0

155,800	@	Smith & Wesson Holding Corp.	542,184	0.4

16,904	@	Steiner Leisure Ltd.	845,200	0.6

85,500	@,L	Talbots, Inc.	407,835	0.3

50,831	@	Wet Seal, Inc.	218,573	0.2

27,200		Wyndham Worldwide Corp.	946,832	0.7

			22,554,007	16.2

		Consumer Staples: 2.0%

23,800		Casey’s General Stores, Inc.	986,510	0.7

15,400		Diamond Foods, Inc.	1,146,222	0.8

19,900		Flowers Foods, Inc.	663,267	0.5

			2,795,999	2.0

		Energy: 4.6%

27,300	@	Bill Barrett Corp.	1,216,761	0.9

32,500	@	Carrizo Oil & Gas, Inc.	1,241,825	0.9

19,223	@	Dril-Quip, Inc.	1,425,962	1.0

9,400		Holly Corp.	585,714	0.4

67,859	@	McMoRan Exploration Co.	1,249,963	0.9

16,800		World Fuel Services Corp.	614,544	0.5

			6,334,769	4.6

		Financials: 7.8%

17,700	L	Digital Realty Trust, Inc.	1,103,949	0.8

54,780	@	Dollar Financial Corp.	1,244,054	0.9

46,237	@	Ezcorp, Inc.	1,516,111	1.1

146,734		Hersha Hospitality Trust	883,339	0.6

13,767	@	Portfolio Recovery Associates, Inc.	1,192,497	0.9

18,900	@	Signature Bank	$1,075,788	0.8

31,446	@	Stifel Financial Corp.	1,266,330	0.9

22,100	@	SVB Financial Group	1,312,298	0.9

45,200		Tanger Factory Outlet Centers, Inc.	1,241,192	0.9

			10,835,558	7.8

		Health Care: 18.2%

13,300	@	Acorda Therapeutics,Inc.	436,905	0.3

39,000	@,L	Affymetrix, Inc.	237,510	0.2

13,900	@,L	Anthera Pharmaceuticals, Inc.	113,007	0.1

19,800	@,L	Auxilium Pharmaceuticals, Inc.	443,322	0.3

16,300	@	BioMarin Pharmaceuticals, Inc.	460,149	0.3

3,209	@	Bio-Rad Laboratories, Inc.	399,296	0.3

31,034	@	Centene Corp.	1,079,983	0.8

23,800		Chemed Corp.	1,608,166	1.1

16,600	@	Cubist Pharmaceuticals, Inc.	639,598	0.5

13,933	@	Haemonetics Corp.	942,289	0.7

65,344	@	Healthsouth Corp.	1,834,206	1.3

13,800	@	InterMune, Inc.	513,360	0.4

13,736	@	IPC The Hospitalist Co., Inc.	697,514	0.5

23,200	@	Luminex Corp.	484,184	0.3

42,000	@	MedAssets, Inc.	611,100	0.4

24,000	@	Medicines Co.	458,640	0.3

13,040	@	Mednax, Inc.	979,956	0.7

39,407		Meridian Bioscience,Inc.	940,251	0.7

29,225	@	Merit Medical Systems, Inc.	573,395	0.4

27,900	@,L	Momenta Pharmaceuticals, Inc.	558,279	0.4

52,222	@	Nektar Therapeutics	505,509	0.4

12,674	@	Neogen Corp.	568,302	0.4

14,104	@,L	OncoGenex Pharmaceutical, Inc.	246,961	0.2

24,500	@	Onyx Pharmaceuticals,Inc.	1,040,025	0.7

44,800	@,L	Optimer Pharmaceuticals, Inc.	650,048	0.5

28,400		Owens & Minor, Inc.	982,640	0.7

27,000	@	PSS World Medical, Inc.	788,940	0.6

19,000	@	Salix Pharmaceuticals Ltd.	760,570	0.5

50,862	@,L	Savient Pharmaceuticals, Inc.	431,818	0.3

38,400	@,L	Seattle Genetics, Inc.	743,808	0.5

10,229	@	SonoSite, Inc.	365,278	0.3

29,800		Steris Corp.	1,075,482	0.8

32,700	@	Thoratec Corp.	1,136,979	0.8

25,390		Universal Health Services, Inc.	1,383,501	1.0

24,893	@	Vanda Pharmaceuticals, Inc.	185,702	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	as of May 31, 2011 (Continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)

		Health Care: (continued)

66,822	@	Vical, Inc.	$256,596	0.2

28,600	@,L	Vivus, Inc.	250,822	0.2

			25,384,091	18.2

		Industrials: 17.8%

50,216		Actuant Corp.	1,262,430	0.9

27,208		Acuity Brands, Inc.	1,658,600	1.2

16,379	@	Advisory Board Co.	861,044	0.6

21,085	@,L	Allegiant Travel Co.	961,687	0.7

11,096	@	Clean Harbors, Inc.	1,122,471	0.8

20,184	@	EnPro Industries, Inc.	919,987	0.7

28,900	@	Genesee & Wyoming, Inc.	1,715,215	1.2

47,400	@	Geo Group, Inc.	1,165,566	0.8

19,966		Gorman-Rupp Co.	876,507	0.6

60,700		Healthcare Services Group	1,035,542	0.7

63,500	@	Hexcel Corp.	1,312,545	0.9

66,500		Knight Transportation, Inc.	1,137,150	0.8

22,996		Nordson Corp.	1,196,252	0.9

13,000		Regal-Beloit Corp.	897,000	0.6

37,938		Simpson Manufacturing Co., Inc.	1,063,023	0.8

51,205	@	SYKES Enterprises,Inc.	1,107,564	0.8

16,400	@	Teledyne Technologies, Inc.	805,240	0.6

16,300		Toro Co.	1,041,244	0.8

40,800	@	TrueBlue, Inc.	597,312	0.4

33,566		Waste Connections, Inc.	1,055,315	0.8

23,000		Watsco, Inc.	1,539,620	1.1

42,100		Woodward Governor Co.	1,482,762	1.1

			24,814,076	17.8

		Information Technology: 25.9%

10,600	@	Acme Packet, Inc.	802,314	0.6

26,800		Adtran, Inc.	1,148,648	0.8

51,985	@	Advanced Energy Industries, Inc.	771,977	0.5

22,194	@	Ansys, Inc.	1,273,270	0.9

32,600	@	Ariba, Inc.	1,093,404	0.8

23,300	@	Aruba Networks, Inc.	662,186	0.5

67,300	@	Aspen Technology, Inc.	1,113,815	0.8

46,486		Blackbaud, Inc.	1,308,581	0.9

21,400	@,L	Blackboard, Inc.	922,126	0.7

40,719	@	Blue Coat Systems, Inc.	934,501	0.7

25,600		Cognex Corp.	903,424	0.6

30,664	@	Concur Technologies, Inc.	1,532,280	1.1

33,108	@	DealerTrack Holdings, Inc.	767,112	0.5

20,236		EPIQ Systems, Inc.	302,731	0.2

57,238	@	Formfactor, Inc.	567,229	0.4

16,700	@	Informatica Corp.	979,622	0.7

130,800	@	Integrated Device Technology, Inc.	1,097,412	0.8

19,200	@	LogMeIn, Inc.	835,584	0.6

19,633	@,L	Meru Networks, Inc.	351,627	0.2

23,900	@	Micros Systems, Inc.	$1,220,334	0.9

33,100		MKS Instruments, Inc.	870,530	0.6

40,400	@	Monolithic Power Systems, Inc.	698,920	0.5

17,200	@	Multi-Fineline Electronix, Inc.	364,468	0.3

32,570		National Instruments Corp.	951,044	0.7

77,000	@	Parametric Technology Corp.	1,793,330	1.3

25,538	@	Plexus Corp.	952,057	0.7

18,400	@	Polycom, Inc.	1,056,344	0.8

39,500	@	Quest Software, Inc.	896,452	0.6

40,100	@	Radiant Systems, Inc.	842,100	0.6

24,100	@	Riverbed Technolgoy,Inc.	913,872	0.7

14,795	@	Scansource, Inc.	524,187	0.4

34,400	@	Semtech Corp.	984,528	0.7

37,200	@	SolarWinds, Inc.	916,980	0.7

25,451	@	Sourcefire, Inc.	679,796	0.5

21,900	@	SRA International, Inc.	677,805	0.5

18,800	@	SuccessFactors, Inc.	659,316	0.5

27,600	@,L	Synaptics, Inc.	774,180	0.6

38,700	@	Taleo Corp.	1,444,671	1.0

43,001	@	Verigy Ltd.	607,174	0.4

33,294	@	Websense, Inc.	827,356	0.6

			36,023,287	25.9

		Materials: 3.4%

18,800		Buckeye Technologies, Inc.	478,836	0.3

52,400		Commercial Metals Co.	780,236	0.6

32,700		HB Fuller Co.	728,883	0.5

14,587		Minerals Technologies, Inc.	991,916	0.7

20,700		Silgan Holdings, Inc.	929,223	0.7

38,800		Worthington Industries	847,004	0.6

			4,756,098	3.4

		Telecommunication Services: 1.0%

57,296		Alaska Communications Systems Group, Inc.	516,810	0.4

23,700	@	SBA Communications Corp.	931,173	0.6

			1,447,983	1.0

		Utilities: 0.8%

28,882		Unisource Energy Corp.	1,094,339	0.8

	Total Common Stock (Cost $109,454,374)		136,040,207	97.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	as of May 31, 2011 (Continued)

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 0.5%

		Financials: 0.5%

7,303		iShares Russell 2000 Growth Index Fund	$707,661	0.5

		Total Exchange-Traded Funds (Cost $659,618)	707,661	0.5

		Total Long-Term Investments (Cost $110,113,992)	136,747,868	98.2

SHORT-TERM INVESTMENTS: 6.5%

		Securities Lending Collateralcc: 5.2%

6,884,176		BNY Mellon Overnight Government Fund(1)	6,884,176	4.9

362,920	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	290,336	0.3

		Total Securities Lending Collateral (Cost $7,247,096)	7,174,512	5.2

		Repurchase Agreement: 1.3%

1,829,000		Morgan Stanley Repurchase Agreement dated 05/31/11, 0.090%, due 06/01/11, $1,829,005 to be received upon repurchase (Collateralized by $1,866,000 Federal Home Loan Bank, 1.000%, Market Value plus accrued interest $1,865,832, due 08/17/11-08/19/11) (Cost $1,829,000)	1,829,000	1.3

		Total Short-Term Investments (Cost $9,076,096)	9,003,512	6.5

		Total Investments in Securities (Cost $119,190,088)*	$145,751,380	104.7
		Liabilities in Excess of Other Assets	(6,509,698)	(4.7)

		Net Assets	$139,241,682	100.0

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $121,827,939.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,306,110
Gross Unrealized Depreciation	(5,382,669)

Net Unrealized appreciation	$23,923,441

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND	as of May 31, 2011 (Continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011

Asset Table
Investments, at value
Common Stock*	$136,040,207	$—	$—	$136,040,207
Exchange-Traded Funds	707,661	—	—	707,661
Short-Term Investments	6,884,176	1,829,000	290,336	9,003,512

Total Investments, at value	$143,632,044	$1,829,000	$290,336	$145,751,380

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND	as of May 31, 2011

Shares			Value	Percentage of Net Assets

COMMON STOCK: 79.4%

		Consumer Discretionary: 2.7%

875,000		Best Buy Co., Inc.	$27,790,000	2.7

		Consumer Staples: 5.4%

218,526		Cresud SACIF y A ADR	3,813,279	0.4

829,800		Kroger Co.	20,595,636	2.0

570,000		Wal-Mart Stores, Inc.	31,475,400	3.0

			55,884,315	5.4

		Energy: 9.5%

362,000		Arch Coal, Inc.	10,820,180	1.0

1,435,000		Cameco Corp.	40,266,100	3.9

523,000		Chesapeake Energy Corp.	16,390,820	1.6

99,645		ConocoPhillips	7,296,007	0.7

657,000		Nexen, Inc.	15,176,700	1.4

97,995		Petrobras Energia SA ADR	2,045,156	0.2

270,200		Statoil ASA ADR	7,117,068	0.7

			99,112,031	9.5

		Financials: 4.2%

144,600		Axis Capital Holdings Ltd.	4,763,124	0.5

237,659		CNA Financial Corp.	7,258,106	0.7

339,000		Marsh & McLennan Cos., Inc.	10,397,130	1.0

820,000		MS&AD Insurance Group Holdings ADR	9,495,600	0.9

418,400		Old Republic International Corp.	5,200,712	0.5

2,026,400	@	Sumitomo Mitsui Trust Holdings, Inc. ADR	6,666,856	0.6

			43,781,528	4.2

		Health Care: 7.5%

378,000		Aetna, Inc.	16,511,039	1.6

1,400,000		Eli Lilly & Co.	53,872,000	5.2

213,000	@	Forest Laboratories, Inc.	7,672,260	0.7

			78,055,299	7.5

		Industrials: 5.5%

137,280	@	AGCO Corp.	7,093,258	0.7

4,803		Alliant Techsystems, Inc.	343,558	0.0

1,105,000		East Japan Railway Co. ADR	10,696,400	1.0

72,000		Japan Steel Works Ltd./The ADR	5,050,800	0.5

245,800		Lockheed Martin Corp.	19,147,820	1.9

145,000	@	Shaw Group, Inc.	5,296,850	0.5

276,224		Skywest, Inc.	4,262,136	0.4

46,000		Union Pacific Corp.	4,828,620	0.5

			56,719,442	5.5

		Information Technology: 8.1%

588,500		Cisco Systems, Inc.	9,886,800	0.9

228,000	@	eBay, Inc.	7,106,760	0.7

551,000	@	Ingram Micro, Inc.	10,474,510	1.0

1,685,000		Microsoft Corp.	$42,141,850	4.1

197,000	@	Tech Data Corp.	9,331,890	0.9

146,000	@	Western Digital Corp.	5,350,900	0.5

			84,292,710	8.1

		Materials: 20.5%

122,000		AngloGold Ashanti Ltd ADR	5,607,120	0.5

790,000		Barrick Gold Corp.	37,730,400	3.6

239,300	@	Geovic Mining Corp.	119,651	0.0

552,700		Gold Fields Ltd. ADR	9,086,388	0.9

2,562,500		Kinross Gold Corp.	40,282,500	3.9

568,700		Newcrest Mining Ltd. ADR	23,999,140	2.3

908,000		Newmont Mining Corp.	51,365,560	5.0

1,480,000	@,L	Novagold Resources, Inc.	16,960,800	1.6

813,330		Polyus Gold OJSC ADR	27,929,752	2.7

			213,081,311	20.5

		Telecommunication Services: 3.7%

340,150		KT Corp. ADR	6,197,533	0.6

290,000		SK Telecom Co., Ltd. ADR	5,130,100	0.5

361,185		TELUS Corp.	18,904,423	1.8

612,250	@	Turkcell Iletisim Hizmet AS ADR ADR	8,614,357	0.8

			38,846,413	3.7

		Utilities: 12.3%

879,100		Ameren Corp.	26,118,061	2.5

1,815,300		EDF SA ADR	14,322,717	1.4

935,000	L	Centrais Eletricas Brasileiras SA ADR	17,091,800	1.7

1,016,300		Exelon Corp.	42,532,155	4.1

975,000		Korea Electric Power Corp. ADR	13,396,500	1.3

162,000	@,L,X	Mirant Corp.	–	–

2,882,900	Federal Hydrogenerating Co. JSC ADR		13,907,110	1.3

			127,368,343	12.3

	Total Common Stock (Cost $720,170,080)		824,931,392	79.4

PREFERRED STOCK: 2.4%

		Health Care: 1.5%

305,200	P	Omnicare, Inc.	15,073,828	1.5

		Information Technology: 0.9%

9,900	P	Lucent Technologies Capital Trust I	9,801,000	0.9

	Total Preferred Stock (Cost $19,424,656)		24,874,828	2.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND	as of May 31, 2011 (Continued)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 2.3%

	Energy: 1.2%

1,817,000	Gold Reserve, Inc., 5.500%, 06/15/22	$1,371,835	0.2

1,306,000	Goodrich Petroleum Corp., 5.000%, 10/01/29	1,317,428	0.1

11,743,000	USEC, Inc., 3.000%, 10/01/14	9,306,327	0.9

		11,995,590	1.2

	Information Technology: 1.1%

11,435,000	Alcatel-Lucent USA, Inc., 2.875%, 06/15/25	11,363,531	1.1

	Total Corporate Bonds/Notes (Cost $23,102,784)	23,359,121	2.3

	Total Long-Term Investments (Cost $762,697,520)	873,165,341	84.1

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 16.7%

		Securities Lending Collateralcc: 0.7%

7,278,790		BNY Mellon Overnight Government Fund(1)	7,278,790	0.7

562,670	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	450,136	0.0

	Total Securities Lending Collateral (Cost $7,841,460)		7,728,926	0.7

		Mutual Funds: 16.0%

166,009,374		BlackRock Liquidity Funds,TempFund, Institutional Class (Cost $166,009,374)	166,009,374	16.0

	Total Short-Term Investments (Cost $173,850,834)		173,738,300	16.7

	Total Investments in Securities (Cost $936,548,354)*		$1,046,903,641	100.8
	Liabilities in Excess of Other Assets		(8,010,977)	(0.8)

	Net Assets		$1,038,892,664	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
R	Restricted Security
L	Loaned security, a portion or all of the security is on loan at May 31, 2011.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

*	Cost for federal income tax purposes is $942,920,395.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$111,739,814
Gross Unrealized Depreciation	(7,756,568)

Net Unrealized appreciation	$103,983,246

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND	as of May 31, 2011 (Continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2011 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 5/31/2011

Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$27,790,000	$—	$—	$27,790,000
Consumer Staples	55,884,315	—	—	55,884,315
Energy	99,112,031	—	—	99,112,031
Financials	43,781,528	—	—	43,781,528
Health Care	78,055,299	—	—	78,055,299
Industrials	56,719,442	—	—	56,719,442
Information Technology	84,292,710	—	—	84,292,710
Materials	213,081,311	—	—	213,081,311
Telecommunication Services	38,846,413	—	—	38,846,413
Utilities	127,368,343	—	—	127,368,343

Total Common Stock	824,931,392	—	—	824,931,392

Preferred Stock	—	24,874,828	—	24,874,828
Corporate Bonds/Notes	—	23,359,121	—	23,359,121
Short-Term Investments	173,288,164	—	450,136	173,738,300

Total Investments, at value	$998,219,556	$48,233,949	$450,136	$1,046,903,641

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the year ending May 31, 2011.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

17

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 3, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 3, 2011

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: August 3, 2011

18